                                                                     Exhibit 4.1

================================================================================

                                    INDENTURE

                            DATED AS OF MAY 12, 2003

                                      AMONG

                     LIN TELEVISION CORPORATION, AS ISSUER,

                                       AND

                           THE GUARANTORS NAMED HEREIN

                                       AND

                        THE BANK OF NEW YORK, AS TRUSTEE

                               ------------------

                                  $200,000,000

               6 1/2% SENIOR SUBORDINATED NOTES DUE 2013, SERIES A 6 1/2% SENIOR SUBORDINATED NOTES DUE 2013, SERIES B

================================================================================

                              CROSS-REFERENCE TABLE

TRUST INDENTURE                                                                             INDENTURE
  ACT SECTION                                                                                SECTION
----------------                                                                            ---------
Section 310(a)(1)......................................................................     8.10
           (a)(2)......................................................................     8.10
           (a)(3)......................................................................     N.A.
           (a)(4)......................................................................     N.A.
           (a)(5)......................................................................     8.08, 8.10
           (b).........................................................................     8.08; 8.10; 13.02
           (c).........................................................................     N.A.
Section 311(a).........................................................................     8.11
           (b).........................................................................     8.11
           (c).........................................................................     N.A.
Section 312(a).........................................................................     2.05
           (b).........................................................................     13.03
           (c).........................................................................     13.03
Section 313(a).........................................................................     8.06
           (b)(1)......................................................................     N.A.
           (b)(2)......................................................................     8.06
           (c).........................................................................     8.06; 13.02
           (d).........................................................................     8.06
Section 314(a).........................................................................     4.11; 4.12, 13.02
           (b).........................................................................     N.A.
           (c)(1)......................................................................     13.04
           (c)(2)......................................................................     13.04
           (c)(3)......................................................................     N.A.
           (d).........................................................................     N.A.
           (e).........................................................................     13.05
           (f).........................................................................     N.A.
Section 315(a).........................................................................     8.01(b)
           (b).........................................................................     8.05; 13.02
           (c).........................................................................     8.01(a)
           (d).........................................................................     8.01(c)
           (e).........................................................................     6.11
Section 316(a)(last sentence)..........................................................     2.09
           (a)(1)(A)...................................................................     6.05
           (a)(1)(B)...................................................................     6.04
           (a)(2)......................................................................     N.A.
           (b).........................................................................     6.07
           (c).........................................................................     10.04
Section 317(a)(1)......................................................................     6.08
           (a)(2)......................................................................     6.09
           (b).........................................................................     2.04
Section 318(a).........................................................................     13.01

---------------------
N.A. means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----
              ARTICLE ONE DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01. Definitions................................................................................     1
SECTION 1.02. Incorporation by Reference of Trust Indenture Act..........................................    16
SECTION 1.03. Rules of Construction......................................................................    17

                           ARTICLE TWO THE SECURITIES

SECTION 2.01. Form and Dating............................................................................    17
SECTION 2.02. Execution and Authentication...............................................................    18
SECTION 2.03. Registrar and Paying Agent.................................................................    19
SECTION 2.04. Paying Agent To Hold Assets in Trust.......................................................    19
SECTION 2.05. Holder Lists...............................................................................    19
SECTION 2.06. Transfer and Exchange......................................................................    19
SECTION 2.07. Replacement Securities.....................................................................    20
SECTION 2.08. Outstanding Securities.....................................................................    20
SECTION 2.09. Treasury Securities........................................................................    21
SECTION 2.10. Temporary Securities.......................................................................    21
SECTION 2.11. Cancellation...............................................................................    21
SECTION 2.12. Defaulted Interest.........................................................................    21
SECTION 2.13. CUSIP Number...............................................................................    22
SECTION 2.14. Deposit of Moneys..........................................................................    22
SECTION 2.15. Book-Entry Provisions for Global Securities................................................    22
SECTION 2.16. Registration of Transfers and Exchanges....................................................    23
SECTION 2.17. Issuance of Additional Securities..........................................................    26

                            ARTICLE THREE REDEMPTION

SECTION 3.01. Notices to Trustee.........................................................................    27
SECTION 3.02. Selection of Securities To Be Redeemed.....................................................    27
SECTION 3.03. Notice of Redemption.......................................................................    28
SECTION 3.04. Effect of Notice of Redemption.............................................................    28
SECTION 3.05. Deposit of Redemption Price................................................................    29
SECTION 3.06. Securities Redeemed in Part................................................................    29

                             ARTICLE FOUR COVENANTS

SECTION 4.01. Payment of Securities......................................................................    29
SECTION 4.02. Maintenance of Office or Agency............................................................    29
SECTION 4.03. Limitation on Transactions with Affiliates.................................................    30
SECTION 4.04. Limitation on Incurrence of Additional Indebtedness and Issuance of Capital
                   Stock.................................................................................    30
SECTION 4.05. Limitation on Layering.....................................................................    30
SECTION 4.06. Payments for Consents......................................................................    31
SECTION 4.07. Limitation on Investment Company Status....................................................    31
SECTION 4.08. Limitation on Asset Sales..................................................................    31

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                                                                                                            ----
SECTION 4.09. Limitation on Asset Swaps..................................................................    32
SECTION 4.10. Limitation on Restricted Payments..........................................................    32
SECTION 4.11. Notice of Defaults.........................................................................    34
SECTION 4.12. Reports....................................................................................    34
SECTION 4.13. Limitations on Dividend and Other Payment Restrictions Affecting Restricted
                      Subsidiaries.......................................................................    34
SECTION 4.14. Guarantees by Restricted Subsidiaries......................................................    35
SECTION 4.15. Change of Control..........................................................................    35
SECTION 4.16. Limitation on Liens........................................................................    37
SECTION 4.17. Compliance Certificate.....................................................................    38
SECTION 4.18. Corporate Existence........................................................................    38
SECTION 4.19. Maintenance of Properties and Insurance....................................................    38
SECTION 4.20. Payment of Taxes and Other Claims..........................................................    38
SECTION 4.21. Waiver of Stay, Extension or Usury Laws....................................................    39

                   ARTICLE FIVE MERGERS; SUCCESSOR CORPORATION

SECTION 5.01. Mergers, Sale of Assets, etc...............................................................    39
SECTION 5.02. Successor Corporation Substituted..........................................................    40

                        ARTICLE SIX DEFAULT AND REMEDIES

SECTION 6.01. Events of Default..........................................................................    40
SECTION 6.02. Acceleration...............................................................................    41
SECTION 6.03. Other Remedies.............................................................................    42
SECTION 6.04. Waiver of Past Default.....................................................................    42
SECTION 6.05. Control by Majority........................................................................    43
SECTION 6.06. Limitation on Suits........................................................................    43
SECTION 6.07. Rights of Holders To Receive Payment.......................................................    43
SECTION 6.08. Collection Suit by Trustee.................................................................    43
SECTION 6.09. Trustee May File Proofs of Claim...........................................................    44
SECTION 6.10. Priorities.................................................................................    44
SECTION 6.11. Undertaking for Costs......................................................................    44

                    ARTICLE SEVEN SUBORDINATION OF SECURITIES

SECTION 7.01. Agreement To Subordinate...................................................................    45
SECTION 7.02. Liquidation, Dissolution, Bankruptcy.......................................................    45
SECTION 7.03. Default on Senior Indebtedness.............................................................    45
SECTION 7.04. Acceleration of Payment of Securities......................................................    46
SECTION 7.05. When Distribution Must Be Paid Over........................................................    47
SECTION 7.06. Subrogation................................................................................    47
SECTION 7.07. Relative Rights............................................................................    47
SECTION 7.08. Subordination May Not Be Impaired by Company...............................................    47
SECTION 7.09. Rights of Trustee and Paying Agent.........................................................    47
SECTION 7.10. Distribution or Notice to Representative...................................................    48
SECTION 7.11. Article Seven Not To Prevent Events of Default or Limit Right To Accelerate................    48
SECTION 7.12. Trust Moneys Not Subordinated..............................................................    48
SECTION 7.13. Trustee Entitled To Rely...................................................................    48
SECTION 7.14. Trustee To Effectuate Subordination........................................................    48
SECTION 7.15. Trustee Not Fiduciary for Holders of Senior Indebtedness...................................    49

                                                                                                            PAGE
                                                                                                            ----
SECTION 7.16. Reliance by Holders of Senior Indebtedness on Subordination Provisions.....................    49

                              ARTICLE EIGHT TRUSTEE

SECTION 8.01. Duties of Trustee..........................................................................    49
SECTION 8.02. Rights of Trustee..........................................................................    50
SECTION 8.03. Individual Rights of Trustee...............................................................    51
SECTION 8.04. Trustee's Disclaimer.......................................................................    51
SECTION 8.05. Notice of Defaults.........................................................................    51
SECTION 8.06. Reports by Trustee to Holders..............................................................    52
SECTION 8.07. Compensation and Indemnity.................................................................    52
SECTION 8.08. Replacement of Trustee.....................................................................    53
SECTION 8.09. Successor Trustee by Merger, etc...........................................................    54
SECTION 8.10. Eligibility; Disqualification..............................................................    54
SECTION 8.11. Preferential Collection of Claims Against the Company......................................    54

                 ARTICLE NINE DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 9.01. Termination of the Company's Obligations...................................................    54
SECTION 9.02. Legal Defeasance and Covenant Defeasance...................................................    55
SECTION 9.03. Conditions to Legal Defeasance or Covenant Defeasance......................................    56
SECTION 9.04. Application of Trust Money; Trustee Acknowledgment and Indemnity...........................    57
SECTION 9.05. Repayment to Company.......................................................................    57
SECTION 9.06. Reinstatement..............................................................................    57

                 ARTICLE TEN AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01. Without Consent of Holders................................................................    58
SECTION 10.02. With Consent of Holders...................................................................    58
SECTION 10.03. Compliance with Trust Indenture Act.......................................................    59
SECTION 10.04. Record Date for Consents and Effect of Consents...........................................    60
SECTION 10.05. Notation on or Exchange of Securities.....................................................    60
SECTION 10.06. Trustee To Sign Amendments, etc...........................................................    60

                            ARTICLE ELEVEN GUARANTEES

SECTION 11.01. Unconditional Guarantee...................................................................    60
SECTION 11.02. Severability..............................................................................    61
SECTION 11.03. Release of a Guarantor....................................................................    61
SECTION 11.04. Limitation of Guarantor's Liability.......................................................    62
SECTION 11.05. Contribution..............................................................................    62
SECTION 11.06. Execution of Guarantee....................................................................    62
SECTION 11.07. Subordination of Subrogation and Other Rights.............................................    62

                    ARTICLE TWELVE SUBORDINATION OF GUARANTEE

SECTION 12.01. Agreement To Subordinate..................................................................    63
SECTION 12.02. Liquidation, Dissolution, Bankruptcy......................................................    63
SECTION 12.03. Default on Guarantor Senior Indebtedness..................................................    63
SECTION 12.04. Acceleration of Payment of Securities.....................................................    64
SECTION 12.05. When Distribution Must Be Paid Over.......................................................    64

                                                                                                            PAGE
                                                                                                            -----
SECTION 12.06. Subrogation...............................................................................    64
SECTION 12.07. Relative Rights...........................................................................    65
SECTION 12.08. Subordination May Not Be Impaired by Guarantor............................................    65
SECTION 12.09. Rights of Trustee and Paying Agent........................................................    65
SECTION 12.10. Distribution or Notice to Representative..................................................    65
SECTION 12.11. Article Twelve Not To Prevent Events of Default or Limit Right To
                    Accelerate...........................................................................    65
SECTION 12.12. Trust Moneys Not Subordinated.............................................................    66
SECTION 12.13. Trustee Entitled To Rely..................................................................    66
SECTION 12.14. Trustee To Effectuate Subordination.......................................................    66
SECTION 12.15. Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness........................    66
SECTION 12.16. Reliance by Holders of Guarantor Senior Indebtedness on Subordination
                    Provisions...........................................................................    67

                         ARTICLE THIRTEEN MISCELLANEOUS

SECTION 13.01. Trust Indenture Act Controls..............................................................    67
SECTION 13.02. Notices...................................................................................    67
SECTION 13.03. Communications by Holders with Other Holders..............................................    68
SECTION 13.04. Certificate and Opinion as to Conditions Precedent........................................    68
SECTION 13.05. Statements Required in Certificate........................................................    69
SECTION 13.06. Rules by Trustee, Paying Agent, Registrar.................................................    69
SECTION 13.07. Governing Law.............................................................................    69
SECTION 13.08. No Recourse Against Others................................................................    69
SECTION 13.09. Successors................................................................................    69
SECTION 13.10. Counterpart Originals.....................................................................    70
SECTION 13.11. Severability..............................................................................    70
SECTION 13.12. No Adverse Interpretation of Other Agreements.............................................    70
SECTION 13.13. Legal Holidays............................................................................    70

SIGNATURES...............................................................................................   S-1

EXHIBIT A      Form of Series A Security.................................................................   A-1
EXHIBIT B      Form of Series B Security.................................................................   B-1
EXHIBIT C      Form of Legend for Global Securities......................................................   C-1
EXHIBIT D      Form of Transfer Certificate..............................................................   D-1
EXHIBIT E      Form of Transfer Certificate for Institutional Accredited Investors.......................   E-1
EXHIBIT F      Form of Transfer Certificate for Regulation S Transfers...................................   F-1

---------------------
NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of this Indenture.

                  INDENTURE dated as of May 12, 2003, among LIN TELEVISION CORPORATION, a Delaware corporation (the "Company"), the Guarantors named herein, and THE BANK OF NEW YORK, as trustee (the "Trustee").

                  Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the
Securities:

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.           Definitions.

                  "Acquired Indebtedness" means Indebtedness of a Person or any of its Subsidiaries existing at the time such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Restricted Subsidiaries or assumed in connection with the acquisition of assets from such Person and not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company or such acquisition, merger or consolidation.

                  "Acquired Preferred Stock" means the Preferred Stock of any Person at such time as such Person becomes a Restricted Subsidiary of the Company or at the time it merges or consolidates with the Company or any of its Restricted Subsidiaries and not issued by such Person in connection with, or in anticipation or contemplation of, such acquisition, merger or consolidation.

                  "Additional Securities" means subject to the Company's compliance with Section 4.04, 6 1/2% Series A, Series B or any other series of 6 1/2% Senior Subordinated Notes due 2013 issued from time to time after the Issue Date under the terms of this Indenture (other than issuances pursuant to Section 2.07, 2.10, 3.06 or 10.05 of this Indenture and other than Exchange Securities or Private Exchange Securities issued pursuant to an exchange offer for other securities outstanding under this Indenture).

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Chase, Deutsche and their respective Affiliates shall not be deemed Affiliates of the Company by reason of the Senior Credit Facilities or their direct or indirect investments in any fund managed by Hicks Muse or any Person in which any such fund is invested.

                  "Affiliate Transaction" has the meaning provided in Section 4.03.

                  "Agent" means any Registrar, Paying Agent or co-Registrar.

                  "Applicable Premium" has the meaning provided in paragraph 5 on the reverse of each Security.

                  "Asset Acquisition" means (i) an Investment by the Company or any Restricted Subsidiary of the Company in any other Person pursuant to which such Person shall become a Restricted Subsidiary of the

Company or shall be consolidated or merged with the Company or any Restricted Subsidiary of the Company or (ii) the acquisition by the Company or any Restricted Subsidiary of the Company of assets of any Person comprising a division or line of business of such Person.

                  "Asset Sale" means any direct or indirect sale, issuance, conveyance, transfer, lease (other than operating leases entered into in the ordinary course of business), assignment or other transfer for value by the Company or any of its Restricted Subsidiaries (excluding any sale and leaseback transaction or any pledge of assets or stock by the Company or any of its Restricted Subsidiaries) to any Person other than the Company or a Restricted Subsidiary of the Company of (i) any Capital Stock of any Restricted Subsidiary of the Company or (ii) any other property or assets of the Company or any Restricted Subsidiary of the Company other than in the ordinary course of business; provided, however, that for purposes of Section 4.08, Asset Sales shall not include (a) a transaction or series of related transactions in which the Company or any of its Restricted Subsidiaries receives aggregate consideration of less than $1,000,000, (b) transactions permitted under Section 4.09, (c) transactions covered by Section 5.01, (d) a Restricted Payment that otherwise qualifies under Section 4.10, (e) any disposition of obsolete or worn out equipment or equipment that is no longer useful in the conduct of the business of the Company and its Subsidiaries and that is disposed of, in each case, in the ordinary course of business and (f) any transaction that constitutes a Change of Control. Solely for purposes of Section 11.03 an Asset Sale is deemed to include a sale, conveyance or transfer by the Representative following a foreclosure on such assets.

                  "Asset Swap" means the execution of a definitive agreement, subject only to FCC approval, if applicable, and other customary closing conditions that the Company in good faith believes will be satisfied, for a substantially concurrent purchase and sale, or exchange, of Productive Assets between the Company or any of its Restricted Subsidiaries and another Person or group of affiliated Persons; provided that any amendment to or waiver of any closing condition that individually or in the aggregate is material to the Asset Swap shall be deemed to be a new Asset Swap; it being understood that an Asset Swap may include a cash equalization payment made in connection therewith provided that such cash payment, if received by the Company or its Subsidiaries, shall be deemed to be proceeds received from an Asset Sale and shall be applied in accordance with Section 4.08.

                  "Bankruptcy Law" means Title 11, United States Code or any similar federal, state or foreign law for the relief of debtors.

                  "Board of Directors" means the Board of Directors or other governing body charged with the ultimate management of any Person, or any duly authorized committee thereof.

                  "Board Resolution" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person or a duly authorized committee of such Board of Directors.

                  "Business Day" means any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York, New York.

                  "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated) of capital stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "Capitalized Lease Obligation" means, as to any Person, the obligation of such Person to pay rent or other amounts under a lease to which such Person is a party that is required to be classified and accounted for as a capital lease obligation under GAAP, and for purposes of this definition, the amount of such obligation at any date shall be the capitalized amount of such obligation at such date, determined in accordance with GAAP.

                  "Cash Equivalents" means (i) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $200,000,000; (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause
(iv) above; and (vi) investments in money market funds that invest substantially all their assets in securities of the types described in clauses (i) through (v) above.

                  "Change of Control" means the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company to any Person or group of related Persons for purposes of Section 13(d) of the Exchange Act (a "Group") (whether or not otherwise in compliance with the provisions of this Indenture), other than to Hicks Muse or any of its Affiliates, officers or directors (the "Permitted Holders"); or (ii) a majority of the board of directors of the Company or LIN TV shall consist of Persons who are not Continuing Directors; or (iii) the acquisition by any Person or Group (other than the Permitted Holders or any direct or indirect subsidiary of any Permitted Holder, including without limitation a Holding Company) of the power, directly or indirectly, to vote or direct the voting of securities having more than 50% of the ordinary voting power for the election of directors of the Company.

                  "Change of Control Date" has the meaning provided in Section 4.15.

                  "Change of Control Offer" has the meaning provided in Section 4.15.

                  "Change of Control Payment Date" has the meaning provided in
Section 4.15.

                  "Change of Control Redemption" has the meaning specified in paragraph 5 of the Securities.

                  "Chase" means JPMorgan Chase Bank or any successor corporation thereto.

                  "Commodity Agreement" means any commodity futures contract, commodity option or other similar agreement or arrangement.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, a Vice President or its Treasurer, and by its Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Cash Flow" means, with respect to any Person, for any period, the sum (without duplication) of (i) Consolidated Net Income,
(ii) to the extent Consolidated Net Income has been reduced thereby, (a) all income taxes of such Person and its Restricted Subsidiaries paid or accrued in accordance with GAAP for such period (other than income taxes attributable to extraordinary or nonrecurring gains or losses), (b) Consolidated Interest Expense and (c) Consolidated Non-Cash Charges, all as determined on a consolidated basis for such Person and its Restricted Subsidiaries in conformity with GAAP, and (iii) the lesser of (x) dividends or distributions paid in cash to such Person or its Restricted Subsidiaries by any other Person whose results are reflected as a minority interest in the consolidated financial statements of such first Person and (y) such Person's equity interest in the Consolidated Cash Flow of such other Person (but in no event less than zero), except, that in the case of the Joint Venture, (I) such amount shall not exceed 10% of the Consolidated Cash Flow of the Company for such period and (II) such first Person shall be deemed to have received by dividend its proportionate share of distributable cash retained by the Joint Venture to fund the interest reserve.

                  "Consolidated Interest Expense" means, with respect to any Person for any period, without duplication, the sum of (i) the interest expense of such Person and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (a) any amortization of debt discount, (b) the net cost under Interest Swap Agreements (including any amortization of discounts), (c) the interest portion of any deferred payment obligation, (d) all commissions, discounts and other fees and charges owed with respect to letters of credit, bankers' acceptance financing or similar facilities, and (e) all accrued interest and (ii) the interest component of Capitalized Lease Obligations paid or accrued by such Person and its Restricted Subsidiaries during such period as determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Income" of any Person means, for any period, the aggregate net income (or loss) of such Person and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided, however, that there shall be excluded therefrom, without duplication, (a) gains and losses from Asset Sales (without regard to the $1,000,000 limitation set forth in the definition thereof) or abandonments or reserves relating thereto and the related tax effects, (b) items classified as extraordinary or nonrecurring gains and losses, and the related tax effects according to GAAP, (c) the net income of any Restricted Subsidiary to the extent that the declaration of dividends or similar distributions by that Restricted Subsidiary of that income is restricted by contract, operation of law or otherwise, and (d) the net income or loss of any Person, other than a Restricted Subsidiary; and provided, further, however, that there shall be added to net income an amount equal to the consolidated cash flow losses attributable to stations which the Company or any of its Restricted Subsidiaries operates pursuant to local marketing agreements provided that such addback shall not exceed $3,000,000 in any Four Quarter Period.

                  "Consolidated Non-Cash Charges" means, with respect to any Person for any period, the aggregate depreciation, amortization and other non-cash expenses of such Person and its Restricted Subsidiaries (excluding any such charges constituting an extraordinary or nonrecurring item) reducing Consolidated Net Income of such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

                  "Continuing Director" means, as of the date of determination, any Person who (i) was a member of the Board of Directors of the Company or LIN TV on the Issue Date, (ii) was nominated for election or elected to the Board of Directors of the Company or LIN TV, as the case may be, with the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (iii) is a representative of a Permitted Holder.

                  "Corporate Trust Office of the Trustee" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of original execution of this Indenture is located at [114 West 47th Street, New York, New York 10036], Attention: Corporate Trust Department.

                  "Credit Agreement" means the amended and restated credit agreement dated as of February 7, 2003, among Holdings, the Company, Televicentro of Puerto Rico, LLC, Chase, as administrative agent, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. as joint lead arrangers and joint bookrunners, Deutsche, as syndication agent, The Bank of Nova Scotia, Fleet National Bank and Morgan Stanley Senior Funding, as co-documentation agents, and the other financial institutions from time to time party thereto, together with the related documents thereto (including, without limitation, any guarantee agreements and security documents), in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including by way of adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders (or other institutions).

                  "Currency Agreement" means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement.

                  "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

                  "Default" means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.

                  "Depository" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

                  "Designated Senior Indebtedness" means (i) all obligations under the Senior Credit Facilities and (ii) any other Senior Indebtedness of the Company which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof are committed to lend up to, at least $20,000,000 and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture.

                  "Deutsche" means Deutsche Bank Trust Company Americas or any successor corporation thereto.

                  "Disposition" means, with respect to any Person, any merger, consolidation or other business combination involving such Person (whether or not such Person is the Surviving Person) or the sale, assignment, or transfer, lease, conveyance or other disposition of all or substantially all of such Person's assets.

                  "Disqualified Capital Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures

(excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except, in each case, upon the occurrence of a Change of Control), in whole or in part, on or prior to the Final Maturity Date of the Securities; provided that only the portion of Capital Stock which so matures or is mandatorily redeemable or is so redeemable at the sole option of the holder thereof prior to May 15, 2013 shall be deemed Disqualified Capital Stock.

                  "Equity Offering" means a private sale or public offering of Capital Stock (other than Disqualified Capital Stock) of the Company or a Holding Company (to the extent, in the case of a Holding Company, that the net cash proceeds thereof are contributed to the common or non-redeemable preferred equity capital of the Company).

                  "Event of Default" has the meaning provided in Section 6.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Exchangeable Debentures" means the 2 1/2% Exchangeable Senior Subordinated Debentures due 2033 of the Company issued under the Exchangeable Debentures Indenture.

                  "Exchangeable Debentures Indenture" means the indenture, as amended or supplemented from time to time, dated May 12, 2003 between the Company, the guarantors named therein and The Bank of New York, as trustee.

                  "Exchange Securities" means the 6 1/2% Senior Subordinated Notes due 2013, Series B, to be issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement.

                  "Existing Senior Subordinated Notes" means the 8 3/8% Senior Subordinated Notes due 2008 of the Company issued under the indenture, as amended, dated March 3, 1998, between the Company, the guarantors named therein and the United States Trust Company of New York, as Trustee.

                  "Final Maturity Date" means May 15, 2013.

                  "Financial Advisory Agreement" means the Financial Advisory Agreement by and among the Company, Holdings and Hicks Muse Partners, as in effect on the Issue Date.

                  "Funding Guarantor" has the meaning provided in Section 11.05.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or the Commission or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

                  "Global Securities" means one or more 144A Global Securities, Regulation S Global Securities or IAI Global Securities.

                  "guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

                  "Guarantees" means the Form of Guarantee of each Guarantor to be endorsed on each of the Securities in the form of Exhibit A (in the case of an Initial Security) or Exhibit B (in the case of an Exchange Security) hereto.

                  "Guarantor" means (i) LIN TV and (ii) each Subsidiary
Guarantor.

                  "Guarantor Senior Indebtedness" means, as to any Guarantor, Senior Indebtedness of such Guarantor, it being understood that for the purpose of this definition, all references to the Company in the definition of Senior Subordinated Indebtedness shall be deemed references to such Guarantor.

                  "Guarantor Senior Subordinated Indebtedness" means, as to any Guarantor, Senior Subordinated Indebtedness of such Guarantor, it being understood that for purposes of this definition, all references to the Company in the definition of Senior Subordinated Indebtedness shall be deemed references to such Guarantor.

                  "Hicks Muse" means Hicks, Muse, Tate & Furst Incorporated, a Delaware corporation.

                  "Hicks Muse Partners" means Hicks, Muse & Co. Partners, L.P., an affiliate of Hicks Muse.

                  "Holders" means the registered holders of the Securities.

                  "Holdings" means LIN Holdings Corp., a Delaware corporation, and any successor in interest thereto.

                  "Holding Company" has the meaning provided in Section 4.10(b).

                  "IAI Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities transferred after the Issue Date to Institutional Accredited Investors.

                  "incur" has the meaning set forth in Section 4.04.

                  "Indebtedness" means with respect to any Person, without duplication, any liability of such Person (i) for borrowed money, (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) constituting Capitalized Lease Obligations, (iv) incurred or assumed as the deferred purchase price of property, or pursuant to conditional sale obligations and title retention agreements (but excluding trade accounts payable arising in the ordinary course of business), (v) for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (vi) for Indebtedness of others guaranteed by such Person, (vii) for Interest Swap Agreements, Commodity Agreements and Currency Agreements and (viii) for Indebtedness of any other Person of the type referred to in clauses (i) through
(vii) which is secured by any Lien on any property or asset of such first referred to Person, the amount of such Indebtedness being deemed to be the lesser of the value of such property or asset or the amount of the Indebtedness so secured. The amount of Indebtedness of any Person at any date shall be (i) the outstanding principal amount of all unconditional obligations described above, as such amount would be reflected on a balance sheet prepared in accordance with GAAP, and the maximum liability at such date of such Person for any contingent obligations described above, (ii) the accreted value thereof, in the case of any Indebtedness issued with original issue discount, and (iii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

                  "Indenture" means this Indenture, as amended or supplemented from time to time.

                  "Initial Purchasers" means J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Bear, Stearns & Co. Inc., Fleet Securities, Inc., Morgan Stanley & Co. Incorporated and Scotia Capital (USA) Inc.

                  "Initial Securities" means the 6 1/2% Senior Subordinated Notes due 2013, Series A, of the Company.

                  "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "interest" means, with respect to the Securities, the sum of any cash interest and any Liquidated Damages (as defined in the Registration Rights Agreement) on the Securities.

                  "Interest Payment Date" means May 15 and November 15 of each year, commencing on November 15, 2003.

                  "Interest Record Date" for the interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the May 1 or November 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

                  "Interest Swap Agreements" means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge or arrangement.

                  "Investment" in any Person means any direct or indirect advance, loan or other extension of credit (in each case, including by way of Guarantee or similar arrangement, but excluding (i) any debt or extension of credit represented by a bank deposit other than a time deposit and (ii) advances to customers in the ordinary course of business) or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by such Person. For purposes of Section 4.10, (A) "Investment" shall include the portion (proportionate to the Company's equity interest in a Restricted Subsidiary to be designated as an Unrestricted Subsidiary) of the fair market value of the net assets of such Restricted Subsidiary of the Company at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Unrestricted Subsidiary as a Restricted Subsidiary, the Company shall be deemed to continue to have a permanent "Investment" (if positive) equal to (1) the Company's "Investment" in such Unrestricted Subsidiary at the time of such redesignation less (2) the portion (proportionate to the Company's equity interest in such Unrestricted Subsidiary) of the fair market value of the net assets of such Unrestricted Subsidiary at the time that such Unrestricted Subsidiary is so redesignated from an Unrestricted Subsidiary to a Restricted Subsidiary; and (B) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer, in each case as determined in good faith by the board of directors of the Company.

                  "Issue Date" means the date on which the Initial Securities are originally issued.

                  "Joint Venture" means the television station joint venture formed pursuant to an agreement dated January 15, 1998, as amended, by and between Holdings, the National Broadcast Company Inc. ("NBC"), the

Company and certain affiliates of Holdings, pursuant to which both the Company and NBC contributed television stations to the Joint Venture in exchange for equity interests therein.

                  "Leverage Ratio" means, as to any Person, the ratio of (i) the aggregate outstanding amount of Indebtedness of such Person and its Restricted Subsidiaries as of the date of calculation on a consolidated basis in accordance with GAAP plus the aggregate liquidation preference of all Disqualified Capital Stock of such Person and of all outstanding Preferred Stock of Restricted Subsidiaries of such Person (other than any such Disqualified Capital Stock or Preferred Stock held by such Person or any of its Restricted Subsidiaries) to
(ii) the Consolidated Cash Flow of such Person for the four full fiscal quarters (the "Four Quarter Period") ending on or prior to the date of determination.

                  For purposes of this definition, the aggregate outstanding principal amount of Indebtedness of the Person and its Restricted Subsidiaries for which such calculation is made shall be determined on a pro forma basis as if the Indebtedness giving rise to the need to perform such calculation had been incurred and the proceeds therefrom had been applied, and all other transactions in respect of which such Indebtedness is being incurred has occurred, on the last day of the Four Quarter Period. In addition to the foregoing, for purposes of this definition, "Consolidated Cash Flow" shall be calculated on a pro forma basis after giving effect to (i) the Transactions, (ii) the incurrence of the Indebtedness of such Person and its Restricted Subsidiaries (and the application of the proceeds therefrom) giving rise to the need to make such calculation and any incurrence (and the application of the proceeds therefrom) or repayment of other Indebtedness, other than the incurrence or repayment of Indebtedness pursuant to working capital facilities, at any time subsequent to the beginning of the Four Quarter Period and on or prior to the date of determination, as if such incurrence (and the application of the proceeds thereof), or the repayment, as the case may be, occurred on the first day of the Four Quarter Period, (iii) any Asset Sales (including those excluded from the definition thereof by clause
(b), (c) or (d) of the definition thereof) or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person that becomes a Restricted Subsidiary as a result of such Asset Acquisition) incurring, assuming or otherwise becoming liable for Indebtedness) or Asset Swaps at any time on or subsequent to the first day of the Four Quarter Period and on or prior to the date of determination, as if such Asset Sale, Asset Acquisition (including the incurrence, assumption or liability for any such Indebtedness and also including any Consolidated Cash Flow associated with such Asset Acquisition) or Asset Swap occurred on the first day of the Four Quarter Period and (iv) cost savings resulting from employee termination, facilities consolidations and closings, standardization of employee benefits and compensation practices, consolidation of property, casualty and other insurance coverage and policies, standardization of sales representation commissions and other contract rates, and reductions in taxes other than income taxes (collectively, "Cost Savings Measures"), which cost savings the Company reasonably believes in good faith could have been achieved during the Four Quarter Period as a result of such Asset Acquisition or Asset Swap (regardless of whether such cost savings could then be reflected in pro forma financial statements under GAAP, Regulation S-X promulgated by the Commission or any other regulation or policy of the Commission), less the amount of any additional expenses that the Company reasonably estimates would result from anticipated replacement of any items constituting Cost Savings Measures in connection with such Asset Acquisition or Asset Swap; provided, however, that both (A) such cost savings and Cost Savings Measures were identified and such cost savings were quantified in an officer's certificate delivered to the Trustee at the time of the consummation of the Asset Acquisition or Asset Swap and (B) with respect to each Asset Acquisition or Asset Swap completed prior to the 90th day preceding such date of determination, actions were commenced or initiated by the Company within 90 days of such Asset Acquisition or Asset Swap to effect the Cost Savings Measures identified in such officer's certificate (regardless, however, of whether the corresponding cost savings have been achieved). Furthermore, in calculating "Consolidated Interest Expense" for purposes of the calculation of "Consolidated Cash Flow," (i) interest on Indebtedness determined on a fluctuating basis as of the date of determination (including Indebtedness actually incurred on the date of the transaction giving rise to the need to calculate the Leverage Ratio) and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness as in effect on the date of determination and (ii) notwithstanding (i) above, interest determined on a fluctuating basis, to the extent such interest is covered by Interest Swap Agreements, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements.

                  "Lien" means, with respect to any asset, any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

                  "LIN TV" means LIN TV Corp., a Delaware corporation, or any successor in interest thereto.

                  "NBC" means the National Broadcasting Company, Inc.

                  "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds in the form of cash or Cash Equivalents (including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents) received by the Company or any of its Subsidiaries from such Asset Sale net of (i) reasonable out-of-pocket expenses and fees relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions, recording fees, relocation costs, title insurance premiums, appraisers fees and costs reasonably incurred in preparation of any asset or property for sale), (ii) taxes paid or reasonably estimated to be payable (calculated based on the combined state, federal and foreign statutory tax rates applicable to the Company or the Restricted Subsidiary engaged in such Asset Sale), (iii) all distributions and other payments required to be made to any Person owning a beneficial interest in the assets subject to sale or minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale and (iv) any reserves established in accordance with GAAP for adjustment in respect of the sales price of the asset or assets subject to such Asset Sale or for any liabilities associated with such Asset Sale and (v) repayment of Indebtedness secured by assets subject to such Asset Sale; provided, however, that if the instrument or agreement governing such Asset Sale requires the transferor to maintain a portion of the purchase price in escrow (whether as a reserve for adjustment of the purchase price or otherwise) or to indemnify the transferee for specified liabilities in a maximum specified amount, the portion of the cash or Cash Equivalents that is actually placed in escrow or segregated and set aside by the transferor for such indemnification obligation shall not be deemed to be Net Cash Proceeds until the escrow terminates or the transferor ceases to segregate and set aside such funds, in whole or in part, and then only to the extent of the proceeds released from escrow to the transferor or that are no longer segregated and set aside by the transferor.

                  "Obligations" means all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing, or otherwise relating to, any Indebtedness.

                  "Offerings" means the initial offerings of the Securities and the Exchangeable Debentures.

                  "Offering Memorandum" means the final offering memorandum dated May 5, 2003 setting forth information concerning the Company, LIN TV and the Securities.

                  "Officer" means the Chairman, any Vice Chairman, the President, any Vice President, the Chief Financial Officer, the Treasurer or the Secretary of the Company or any other officer designated by the Board of Directors serving in a similar capacity.

                  "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or Assistant Secretary of the Company complying with Sections 13.04 and 13.05.

                  "144A Global Security" means a permanent global security in registered form representing the aggregate principal amount of Initial Securities sold in reliance on Rule 144A.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

                  "Participants" has the meaning provided in Section 2.15.

                  "Paying Agent" has the meaning provided in Section 2.03.

                  "Permitted Holders" has the meaning provided in the definition of "Change of Control."

                  "Permitted Indebtedness" means, without duplication, (i) Indebtedness outstanding on the Issue Date (including the Senior Notes, the Exchangeable Debentures and the Existing Senior Subordinated Notes); (ii) Indebtedness of the Company and any of its Restricted Subsidiaries that is a Guarantor (a) outstanding under the Senior Credit Facilities (including letter of credit obligations); provided that the aggregate principal amount at any time outstanding does not exceed $570,000,000 or (b) incurred under the Senior Credit Facilities pursuant to and in compliance with (x) clause (v) of this definition or (y) the proviso in Section 4.04; (iii) Indebtedness evidenced by or arising under the Securities and this Indenture incurred on the Issue Date; (iv) Interest Swap Agreements, Commodity Agreements and Currency Agreements; provided, however, that such agreements are entered into for bona fide hedging purposes and not for speculative purposes; (v) additional Indebtedness of the Company or any of its Restricted Subsidiaries that is a Guarantor not to exceed $50,000,000 in principal amount outstanding at any time (which amount may, but need not, be incurred under the Senior Credit Facilities); (vi) Refinancing Indebtedness; (vii) Indebtedness owed by the Company to any Restricted Subsidiary of the Company or by any Restricted Subsidiary of the Company to the Company or any Restricted Subsidiary of the Company; (viii) guarantees by the Company or Restricted Subsidiaries of any Indebtedness permitted to be incurred pursuant to this Indenture; (ix) Indebtedness in respect of performance bonds, bankers' acceptances and surety or appeal bonds provided by the Company or any of its Restricted Subsidiaries to their customers in the ordinary course of their business; (x) Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or from guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any of its Restricted Subsidiaries pursuant to such agreements, in each case incurred in connection with the disposition of any business assets or Restricted Subsidiaries of the Company (other than guarantees of Indebtedness or other obligations incurred by any Person acquiring all or any portion of such business assets or Restricted Subsidiaries of the Company for the purpose of financing such acquisition) in a principal amount not to exceed the gross proceeds actually received by the Company or any of its Restricted Subsidiaries in connection with such disposition; provided, however, that the principal amount of any Indebtedness incurred pursuant to this clause (x), when taken together with all Indebtedness incurred pursuant to this clause (x) and then outstanding, shall not exceed $50,000,000; and (xi) Indebtedness represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations, in each case incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvement of property or assets used in a related business or incurred to refinance any such purchase price or cost of construction or improvement, in each case incurred no later than 365 days after the date of such acquisition or the date of completion of such construction or improvement; provided, however, that the principal amount of any Indebtedness incurred pursuant to this clause (xi) shall not exceed $7,500,000 at any time outstanding.

                  "Permitted Investments" means (i) Investments by the Company or any Restricted Subsidiary of the Company to acquire the stock or assets of any Person (or Acquired Indebtedness or Acquired Preferred Stock acquired in connection with a transaction in which such Person becomes a Restricted Subsidiary of the Company) engaged in the broadcast business or businesses reasonably related thereto; provided, however, that if any such Investment or series of related Investments involves an Investment by the Company in excess of $10,000,000, the Company is able, at the time of such Investment and immediately after giving effect thereto, to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.04, (ii) Investments received by the Company or its Restricted Subsidiaries as consideration for a sale of assets made in compliance with the other terms of this Indenture, (iii) Investments by the Company or any Restricted Subsidiary of the Company in any Restricted Subsidiary of the Company (whether existing on the Issue Date or created thereafter) or any Person that after such Investments, and as a result thereof, becomes a Restricted Subsidiary of the Company and Investments in the Company or any Restricted Subsidiary by any Restricted Subsidiary of the Company, (iv) Investments in cash and Cash Equivalents, (v) Investments in securities of trade creditors, wholesalers or customers received pursuant to any plan of reorganization or similar arrangement, (vi) loans or advances to employees of the Company or any Restricted Subsidiary thereof for purposes of purchasing the Company's or a Holding Company's Capital Stock and other loans and advances to employees made in the ordinary course of business consistent with past practices of the Company or any Restricted Subsidiary and
(vii) additional Investments in an aggregate amount not to exceed $5,000,000 at any time outstanding.

                  "Person" means an individual, partnership, corporation, limited liability company, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof.

                  "Physical Securities" means one or more certificated Securities in registered form.

                  "Preferred Stock" of any Person means any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or redemptions or upon liquidation.

                  "Private Exchange Securities" has the meaning provided in the Registration Rights Agreement.

                  "Private Placement Legend" means the legend initially set forth on the Initial Securities in the form set forth on Exhibit A hereto.

                  "Productive Assets" means assets of a kind used or usable by the Company and its Restricted Subsidiaries in the broadcast business or businesses reasonably related, ancillary or complementary thereto, and specifically includes assets acquired through Asset Acquisitions (it being understood that "assets" may include Capital Stock of a Person that owns such Productive Assets, provided that after giving effect to such transaction, such Person would be a Restricted Subsidiary of the Company).

                  "Public Equity Offering" means an underwritten public offering of Capital Stock (other than Disqualified Capital Stock) of the Company or a Holding Company (to the extent, in the case of a Holding Company, that the net cash proceeds thereof are contributed to the common or non-redeemable preferred equity capital of the Company), pursuant to an effective registration statement filed with the Commission in accordance with the Securities Act.

                  "Qualified Capital Stock" means any Capital Stock that is not Disqualified Capital Stock.

                  "Qualified Institutional Buyer" or "QIB" means a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "redemption price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the form of Security annexed hereto as Exhibit A.

                  "Refinancing Indebtedness" means any refinancing by the Company of Indebtedness of the Company or any of its Restricted Subsidiaries incurred in accordance with Section 4.04 (other than pursuant to clause (iii) or (iv) of the definition of "Permitted Indebtedness") that does not (i) result in an increase in the aggregate principal amount of Indebtedness (such principal amount to include, for purposes of this definition, any premiums, penalties or accrued interest paid with the proceeds of the Refinancing Indebtedness) of such Person or (ii) create Indebtedness with (A) a Weighted Average Life to Maturity that is less than the Weighted Average Life to Maturity of the Indebtedness being refinanced or (B) a final maturity earlier than the final maturity of the Indebtedness being refinanced.

                  "Registrar" has the meaning provided in Section 2.03.

                  "Registration" means a registered exchange offer for the Securities by the Company or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

                  "Registration Rights Agreement" means (i) with respect to the Initial Securities, the Exchange and Registration Rights Agreement dated as of the Issue Date by and among the Company, the Guarantors and the Initial Purchasers and (ii) with respect to each issuance of Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company, the guarantors and the Persons purchasing such Additional Securities under the related purchase agreement.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Security" means a permanent global security in registered form representing the aggregate principal amount of Securities sold in reliance on Regulation S under the Securities Act.

                  "Representative" means the indenture trustee or other trustee, agent or representative in respect of any Senior Indebtedness; provided, however, that if, and for so long as, any issue of Senior Indebtedness lacks such a representative, then the holders of a majority in outstanding principal amount of such issue of Senior Indebtedness shall at all times constitute the Representative for such issue of Senior Indebtedness.

                  "Restricted Payment" means (i) the declaration or payment of any dividend or the making of any other distribution (other than dividends or distributions payable in Qualified Capital Stock or in options, rights or warrants to acquire Qualified Capital Stock) on shares of the Company's Capital Stock, (ii) the purchase, redemption, retirement or other acquisition for value of any Capital Stock of the Company, or any warrants, rights or options to acquire shares of Capital Stock of the Company, other than through the exchange of such Capital Stock or any warrants, rights or options to acquire shares of any class of such Capital Stock for Qualified Capital Stock or warrants, rights or options to acquire Qualified Capital Stock or (iii) the making of any Investment (other than a Permitted Investment).

                  "Restricted Security" means a Security that is a "restricted security" within the meaning set forth in Rule 144(a)(3) under the Securities Act; provided, however, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

                  "Restricted Subsidiary" means a Subsidiary of the Company other than an Unrestricted Subsidiary and includes all of the Subsidiaries of the Company existing as of the Issue Date. The Board of Directors of the Company may designate any Unrestricted Subsidiary or any Person that is to become a Subsidiary as a Restricted Subsidiary if immediately after giving effect to such action (and treating any Acquired Indebtedness as having been incurred at the time of such action), the Company could have incurred at least $1.00 of additional indebtedness (other than Permitted Indebtedness) pursuant to Section 4.04.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Secured Indebtedness" means any Indebtedness of the Company or a Restricted Subsidiary secured by a Lien.

                  "SEC" or "Commission" means the Securities and Exchange Commission.

                  "Securities" means, collectively, the Initial Securities, any Additional Securities, the Private Exchange Securities and the Unrestricted Securities treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms of this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  "Senior Credit Facilities" means the credit facilities under the Credit Agreement.

                  "Senior Indebtedness" means, whether outstanding on the Issue Date or thereafter issued, all Indebtedness of the Company, including interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company or any Restricted Subsidiary whether or not a claim for post-filing interest is allowed in such proceeding) and premium, if any, thereon, and other monetary amounts (including fees, expenses, reimbursement obligations under letters of credit and indemnities) owing in respect thereof unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that the obligations in respect of such Indebtedness rank pari passu with the Securities; provided, however, that Senior Indebtedness will not include (1) any obligation of the Company to any Restricted Subsidiary, (2) any liability for federal, state, foreign, local or other taxes owed or owing by the Company, (3) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including Guarantees thereof or instruments evidencing such liabilities), (4) any Indebtedness, guarantee or obligation of the Company that is expressly subordinate or junior in right of payment to any other Indebtedness, guarantee or obligation of the Company, including any Senior Subordinated Indebtedness, or (5) obligations in respect of any Capital Stock.

                  "Senior Notes" means the 8% Senior Notes due 2008 of the Company issued under the Senior Notes Indenture.

                  "Senior Notes Indenture" means the indenture, as amended or supplemented from time to time, dated June 14, 2001 between the Company, the guarantors named therein and United States Trust Company of New York, as trustee.

                  "Senior Subordinated Indebtedness" means the Securities and any other Indebtedness of the Company that specifically provides that such Indebtedness is to rank pari passu with the Securities in right of payment and is not subordinated by its terms in right of payment to any Indebtedness or other obligation of the Company which is not Senior Indebtedness.

                  "Significant Restricted Subsidiary" means, at any date of determination, any Restricted Subsidiary that would be a "significant subsidiary" as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act, as such rule is in effect on the Issue Date.

                  "Stated Maturity" means with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

                  "Subsidiary," with respect to any Person, means (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors under ordinary circumstances shall at the time be owned, directly or indirectly through one or more intermediaries, by such Person or (ii) any other Person of which at least a majority of the voting interest under ordinary circumstances is at the time, directly or indirectly through one or more intermediaries, owned by such Person. Notwithstanding anything in this Indenture to the contrary, all references to the Company and its consolidated Subsidiaries or to financial information prepared on a consolidated basis in accordance with GAAP shall be deemed to include the Company and its Subsidiaries as to which financial statements are prepared on a combined basis in accordance with GAAP and to financial information prepared on such a combined basis. Notwithstanding anything in this Indenture to the contrary, an Unrestricted Subsidiary shall not be deemed to be a Restricted Subsidiary for purposes of this Indenture.

                  "Subsidiary Guarantor" means each of the Company's direct and indirect, existing and future Restricted Subsidiaries, other than a Subsidiary organized under the laws of a jurisdiction other than the United States or any state thereof, provided that such Subsidiary's assets and principal place of business are located outside the United States.

                  "Surviving Person" means, with respect to any Person involved in or that makes any Disposition, the Person formed by or surviving such Disposition or the Person to which such Disposition is made.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb), as amended, as in effect on the date of this Indenture (except as provided in Section 10.03) until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA.

                  "Transactions" means the consummation of the Offerings and the use of proceeds thereof (collectively); provided that if the Exchangeable Debentures are not issued, then "Transactions" means the consummation of the initial offering of the Securities and the use of the proceeds thereof.

                  "Treasury Rate" has the meaning provided in paragraph 5 on the reverse of each Security.

                  "Trust Officer" means any officer within the corporate trust department (or any successor group of the Trustee) including any vice president, assistant vice president, assistant secretary or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "Unrestricted Securities" means one or more Securities that do not and are not required to bear the Private Placement Legend in the form set forth in Exhibit A hereto, including, without limitation, the Exchange Securities and any Securities registered under the Securities Act pursuant to and in accordance with the Registration Rights Agreement.

                  "Unrestricted Subsidiary" means a Subsidiary of the Company so designated by a resolution adopted by the Board of Directors of the Company; provided, however, that (a) neither the Company nor any of its other Restricted Subsidiaries (1) provides any credit support for any Indebtedness or other Obligations of such Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness) or (2) is directly or indirectly liable for any Indebtedness or other Obligations of such Subsidiary and (b) at the time of designation of such Subsidiary, such Subsidiary has no property or assets (other than de minimis assets resulting from the initial capitalization of such Subsidiary). The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, however, that immediately after giving effect to such designation (x) the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.04 and (y) no Default or Event of Default shall have occurred or be continuing. Any designation pursuant to this definition by the Board of Directors of the Company shall be evidenced to the Trustee by the filing with the Trustee of a certified copy of the resolution of the Company's Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the then outstanding aggregate principal amount of such Indebtedness into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

SECTION 1.02.     Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" means the Company or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.           Rules of Construction.

                  Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles in effect from time to time, and any other reference in this Indenture to "generally accepted accounting principles" refers to GAAP;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) provisions apply to successive events and transactions; and

                  (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01.           Form and Dating.

                  The Initial Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Exchange Securities and the Trustee's certificate of authentication thereof shall be substantially in the form of Exhibit B hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements (including the Subsidiary Guarantee) required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Securities and any notation, legend or endorsement (including the Guarantee) on them. Each Security shall be dated the date of its issuance and shall show the date of its authentication.

                  Securities offered and sold in reliance on Rule 144A and Securities offered and sold in reliance on Regulation S shall be issued initially in the form of one or more Global Securities, substantially in the form set forth in Exhibit A hereto, deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Exhibit C hereto. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

SECTION 2.02.           Execution and Authentication.

                  One or more Officers shall sign (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security or a Guarantee, as the case may be, was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security or Guarantee, as the case may be, the Security or Guarantee, as the case may be, shall be valid nevertheless.

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall authenticate (i) Initial Securities for original issue in an aggregate principal amount not to exceed $200,000,000, (ii) Private Exchange Securities from time to time only in exchange for a like principal amount of Initial Securities and (iii) Unrestricted Securities from time to time only in exchange for (A) a like principal amount of Initial Securities or (B) a like principal amount of Private Exchange Securities, in each case upon a written order of the Company in the form of an Officers' Certificate. Each such written order shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated, whether the Securities are to be Initial Securities, Private Exchange Securities or Unrestricted Securities and whether the Securities are to be issued as Physical Securities or Global Securities and such other information as the Trustee may reasonably request. Additional Securities may be issued in accordance with Section 2.17. Any such order shall specify the amount of the Additional Securities to be authenticated and the date on which the original issue of Additional Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to Section 2.17 after the Issue Date, shall certify that such issuance will not be prohibited by Section 4.04.

                  Notwithstanding the foregoing, all Securities issued under this Indenture shall vote and consent together on all matters (as to which any of such Securities may vote or consent) as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent shall have the same rights as an Agent to deal with the Company and Affiliates of the Company.

                  The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03.           Registrar and Paying Agent.

                  The Company shall maintain an office or agency, which may be in the Borough of Manhattan, The City of New York, where (a) Securities may be presented or surrendered for registration of transfer or for exchange (the "Registrar"), (b) Securities may be presented or surrendered for payment (the "Paying Agent") and (c) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Except as provided herein, the Company may act as Paying Agent, Registrar or co-Registrar.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 8.07.

                  The Company initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

SECTION 2.04.           Paying Agent To Hold Assets in Trust.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Securities, and shall notify the Trustee of any Default by the Company in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent (if other than the Company), the Paying Agent shall have no further liability for such assets. If the Company or any of their Affiliates acts as Paying Agent, it shall, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

SECTION 2.05.           Holder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee before each Interest Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

SECTION 2.06.           Transfer and Exchange.

                  Subject to the provisions of Sections 2.15 and 2.16, when Securities are presented to the Registrar or a co-Registrar with a request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of other authorized denominations of the same series, the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-Registrar's written request. No service charge shall be made for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other governmental charge payable upon exchanges or transfers pursuant to Section 2.02, 2.10, 3.06, or 10.05). The Registrar or co-Registrar shall not be required to register the transfer or exchange of any Security (i) during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing and (ii) selected for redemption in whole or in part pursuant to Article Three hereof, except the unredeemed portion of any Security being redeemed in part.

                  Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee and any Agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and none of the Company, the Trustee nor any such Agent shall be affected by notice to the contrary. Any consent, waiver or actions of a Holder shall be binding upon any subsequent Holders of such Security or a Security received upon transfer. Any Holder of a beneficial interest in a Global Security shall, by acceptance of such beneficial interest in a Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depository (or its agent), and that ownership of a beneficial interest in a Global Security shall be required to be reflected in a book entry.

SECTION 2.07.           Replacement Securities.

                  If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Trustee's requirements for replacement of Securities are met. If required by the Company or the Trustee, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of the Company and the Trustee, to protect the Company, the Trustee and any Agent from any loss which any of them may suffer if a Security is replaced. The Company may charge such Holder for their reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

                  Every replacement Security is an additional obligation of the Company.

SECTION 2.08.           Outstanding Securities.

                  Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because the Company or any Affiliates of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

                  If on a Redemption Date or the Final Maturity Date the Paying Agent holds money sufficient to pay all of the principal and interest due on the Securities payable on that date, and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09.           Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, the Guarantors or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be disregarded.

                  The Company shall notify the Trustee, in writing, when the Company or any of its respective Affiliates repurchases or otherwise acquires Securities, of the aggregate principal amount of such Securities so repurchased or otherwise acquired.

SECTION 2.10.           Temporary Securities.

                  Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon receipt of a written order of the Company in the form of an Officers' Certificate. The Officers' Certificate shall specify the amount of temporary Securities to be authenticated and the date on which the temporary Securities are to be authenticated.

                  Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a written order of the Company pursuant to Section 2.02 definitive Securities in exchange for temporary Securities.

SECTION 2.11.           Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel, and at the written direction of the Company, dispose of and deliver evidence of such disposal of all Securities surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.07, the Company may not issue new Securities to replace Securities that they have paid or delivered to the Trustee for cancellation. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

SECTION 2.12.           Defaulted Interest.

                  The Company shall pay interest on overdue principal from time to time on demand at the rate of interest then borne by the Securities. The Company shall, to the extent lawful, pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate of interest then borne by the Securities.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest to the Persons who are Holders on a subsequent special record date, which date shall be the fifteenth day preceding the date fixed by the Company for the payment of defaulted interest or the next succeeding Business Day if such date is not a Business Day. At least 15 days before the subsequent special record date, the Company shall mail to each Holder, with a copy to the Trustee, a notice that states the subsequent special record date, the payment date and the amount of defaulted interest, and interest payable on such defaulted interest, if any, to be paid.

                  Notwithstanding the foregoing, any interest which is paid prior to the expiration of the 30-day period set forth in Section 6.01(a) shall be paid to Holders as of the Interest Record Date for the Interest Payment Date for which interest has not been paid.

SECTION 2.13.           CUSIP Number.

                  The Company in issuing the Securities will use a "CUSIP" number and the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any changes in CUSIP numbers.

SECTION 2.14.           Deposit of Moneys.

                  Prior to 11:00 a.m. New York City time on each Interest Payment Date, Redemption Date, and the Final Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be.

SECTION 2.15.           Book-Entry Provisions for Global Securities.

                  (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit C.

                  Members of, or participants in, the Depository ("Participants") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                  (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 2.16; provided, however, that Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Securities only if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for any Global Security and a successor Depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue Physical Securities.

                  (c) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b) of this Section 2.15, the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon written instructions from the Company authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (d) Any Physical Security constituting a Restricted Security delivered in exchange for an interest in a Global Security pursuant to paragraph
(c) of this Section 2.15 shall, except as otherwise provided by Section 2.16, bear the Private Placement Legend.

                  (e) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under this Indenture or the Securities.

SECTION 2.16.           Registration of Transfers and Exchanges.

                  (a) Transfer and Exchange of Physical Securities. When Physical Securities are presented to the Registrar or co-Registrar with a request:

                      (i)      to register the transfer of the Physical
         Securities; or

                      (ii) to exchange such Physical Securities for an equal principal amount of Physical Securities of other authorized denominations,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if the requirements under this Indenture as set forth in this
Section 2.16 for such transactions are met; provided, however, that the Physical Securities presented or surrendered for registration of transfer or exchange:

                  (I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (II) in the case of Physical Securities the offer and sale of which have not been registered under the Securities Act, such Physical Securities shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

                  (A) if such Physical Security is being delivered to the Registrar or co-Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (substantially in the form of Exhibit D hereto); or

                  (B) if such Physical Security is being transferred to a QIB in accordance with Rule 144A, a certification to that effect (substantially in the form of Exhibit D hereto); or

                  (C) if such Physical Security is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and a transferee letter of representation (substantially in the form of Exhibit E hereto) and, at the option of the Company, an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (D) if such Physical Security is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company, an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (E) if such Physical Security is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and a transferor certificate for Regulation S transfers (substantially in the form of Exhibit F hereto) and, at the option of the Company, an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such Physical Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company, an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

                  (b) Restrictions on Transfer of a Physical Security for a Beneficial Interest in a Global Security. A Physical Security the offer and sale of which has not been registered under the Securities Act may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar or co-Registrar of a Physical Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar or co-Registrar, together with:

                  (A) certification, substantially in the form of Exhibit D hereto, that such Physical Security is being transferred (I) to a QIB, (II) to an Institutional Accredited Investor or (III) in an offshore transaction in reliance on Regulation S and, with respect to (II) or (III), at the option of the Company, an Opinion of Counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; and

                  (B) written instructions directing the Registrar or co-Registrar to make, or to direct the Depository to make, an endorsement on the applicable Global Security to reflect an increase in the aggregate amount of the Securities represented by the Global Security, then the Registrar or co-Registrar shall cancel such Physical Security and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the principal amount of Securities represented by the applicable Global Security to be increased accordingly. If no 144A Global Security, IAI Global Security or Regulation S Global Security, as the case may be, is then outstanding, the Company shall, unless either of the events in the proviso to
Section 2.15(b) have occurred and are continuing, issue and the Trustee shall, upon written instructions from the Company in accordance with Section 2.02, authenticate such a Global Security in the appropriate principal amount.

                  (c) Transfer and Exchange of Global Securities. The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depository therefor. Upon receipt by the Registrar or Co-Registrar of written instructions, or such other instruction as is customary for the Depository, from the Depository or its nominee, requesting the registration of transfer of an interest in a 144A Global Security, an IAI Global Security or a Regulation S Global Security, as the case may be, to another type of Global Security, together with the applicable Global Securities (or, if the applicable type of Global Security required to represent the interest as requested to be obtained is not then outstanding, only the Global Security representing the interest being transferred), the Registrar or Co-Registrar shall reflect on its books and records (and the applicable Global Security) the applicable increase and decrease of the principal amount of Securities represented by such types of Global Securities, giving effect to such transfer. If the applicable type of Global Security required to represent the interest as requested to be obtained is not outstanding at the time of such request, the Company shall issue and the Trustee shall, upon written instructions from the Company in accordance with
Section 2.02, authenticate a new Global Security of such type in principal amount equal to the principal amount of the interest requested to be transferred.

                  (d) Transfer of a Beneficial Interest in a Global Security for a Physical Security.

                      (i) Any Person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for a Physical Security; provided, however, that prior to the Registration, a transferee that is a QIB or Institutional Accredited Investor may not exchange a beneficial interest in Global Security for a Physical Security. Upon receipt by the Registrar or co-Registrar of written instructions, or such other form of instructions as is customary for the Depository, from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Security and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depository or the Person designated by the Depository as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Securities the offer and sale of which have not been registered under the Securities Act, the following additional information and documents:

                  (A) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company, an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (B) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit D hereto) and, at the option of the Company, an Opinion of Counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act, then the Registrar or co-Registrar will cause, in accordance with the standing instructions and procedures existing between the Depository and the Registrar or co-Registrar, the aggregate principal amount of the applicable Global Security to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate in accordance with Section 2.02, the Trustee will authenticate and deliver to the transferee a Physical Security in the appropriate principal amount.

                      (ii) Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.16(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar or co-Registrar in writing. The Registrar or co-Registrar shall deliver such Physical Securities to the Persons in whose names such Physical Securities are so registered.

                  (e) Restrictions on Transfer and Exchange of Global Securities. Notwithstanding any other provisions of this Indenture, a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar or co-Registrar shall deliver only Securities that bear the Private Placement Legend unless, and the Trustee is hereby authorized to deliver Securities without the Private Placement Legend if, (i) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act; (ii) such Security has been sold pursuant to an effective registration statement under the Securities Act (including pursuant to a Registration); or (iii) the date of such transfer, exchange or replacement is two years after the later of
(x) the Issue Date and (y) the last date that the Company or any affiliate (as defined in Rule 144 under the Securities Act) of the Company was the owner of such Securities (or any predecessor thereto).

                  (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Participants or beneficial owners of interest in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section
2.16. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

SECTION 2.17.           Issuance of Additional Securities.

                  The Company shall be entitled to issue Additional Securities under this Indenture which shall have identical terms as the Securities issued on the Issue Date, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto (and, if such Additional Securities shall be issued in the form of Exchange Securities, other than with respect to transfer restrictions); provided that such issuance is not prohibited by Section 4.04. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor shall be treated as a single class for all purposes under this Indenture.

                  With respect to any Additional Securities, the Company shall set forth in a Board Resolution and in an Officers' Certificate, a copy of each of which shall be delivered to the Trustee, the following information:

                  (1) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

                  (2) the issue price, the issue date and the CUSIP number of such Additional Securities and the amount of interest payable on the first payment date applicable thereto; and

                  (3) whether such Additional Securities shall be Restricted Securities and issued in the form of Initial Securities or shall be registered securities issued in the form of Unrestricted Securities.

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.           Notices to Trustee.

                  If the Company elects to redeem Securities pursuant to paragraph 5 of the Securities at the applicable redemption price set forth thereon, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. The Company shall give such notice to the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

SECTION 3.02.           Selection of Securities To Be Redeemed.

                  If less than all of the Securities are to be redeemed pursuant to paragraph 5 of the Securities, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the national securities exchange, if any, on which the Securities are listed or, in the absence of such requirements or if the Securities are not then listed on a national securities exchange, on a pro rata basis, by lot or in such other manner as may be required pursuant to this Indenture or otherwise as the Trustee shall deem fair and appropriate. Selection of the Securities to be redeemed pursuant to paragraph 5(b) of the Securities shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to the procedures of the Depository) based on the aggregate principal amount of Securities held by each Holder. The Trustee shall make the selection from the Securities then outstanding, subject to redemption and not previously called for redemption.

                  The Trustee may select for redemption pursuant to paragraph 5 of the Securities portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.           Notice of Redemption.

                  At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed at such Holder's registered address; provided, however, that notice of a redemption pursuant to paragraph 5(b) of the Securities shall be mailed to each Holder whose Securities are to be redeemed no later than 60 days after the date of the closing of the relevant Equity Offering of the Company.

                  Each notice of redemption shall identify the Securities to be redeemed (including the CUSIP number thereon) and shall state:

                  (1)      the Redemption Date;

                  (2)      the redemption price;

                  (3) the name and address of the Paying Agent to which the Securities are to be surrendered for redemption;

                  (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (5) that, as long as the Company has deposited with the Paying Agent funds in satisfaction of the applicable redemption price pursuant to this Indenture, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Paying Agent;

                  (6) in the case of any redemption pursuant to paragraph 5 of the Securities, if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued;

                  (7) the subparagraph of the Securities pursuant to which such redemption is being made; and

                  (8) that no representation is made as to the accuracy of the CUSIP number listed in such notice or printed on such Security.

                  At the Company's request, the Trustee shall give the notice of redemption on behalf of the Company, in the Company's name and at the Company's expense.

SECTION 3.04.           Effect of Notice of Redemption.

                  Once a notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest thereon, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date shall be payable to the Holders of record at the close of business on the relevant Interest Record Date.

SECTION 3.05.           Deposit of Redemption Price.

                  At least one Business Day before the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, it shall, on or before the Redemption Date, segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest, if any, on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid on the Redemption Date due to the failure of the Company to deposit with the Paying Agent money sufficient to pay the redemption price thereof, the principal and accrued and unpaid interest, if any, thereon shall, until paid or duly provided for, bear interest as provided in Sections 2.12 and 4.01 with respect to any payment default.

SECTION 3.06.           Securities Redeemed in Part.

                  Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01.           Payment of Securities.

                  The Company shall pay the principal of and interest on the Securities in the manner provided in the Securities and the Registration Rights Agreement. An installment of principal or interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or any Affiliates of the Company) holds on that date money designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders of the Securities pursuant to the terms of this Indenture.

                  The Company shall pay cash interest on overdue principal at the same rate per annum borne by the Securities. The Company shall pay cash interest on overdue installments of interest at the same rate per annum borne by the Securities, to the extent lawful, as provided in Section 2.12.

SECTION 4.02.           Maintenance of Office or Agency.

                  The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of any office or agency required by Section 2.03. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 13. The Company hereby initially designates the Trustee at its address set forth in Section 13.02 as its office or agency in The Borough of Manhattan, The City of New York, for such purposes.

SECTION 4.03.           Limitation on Transactions with Affiliates.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease, contribution or exchange of any property or the rendering of any service) with or for the benefit of any of its Affiliates (other than transactions between the Company and a Restricted Subsidiary of the Company or among Restricted Subsidiaries of the Company) (an "Affiliate Transaction"), other than Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction on an arm's-length basis from a person that is not an Affiliate; provided, however, that for a transaction or series of related transactions involving value of $5,000,000 or more, such determination shall be made in good faith by a majority of members of the Board of Directors of the Company and by a majority of the disinterested members of the Board of Directors of the Company, if any; provided, further, that for a transaction or series of related transactions involving value of $15,000,000 or more, the Board of Directors of the Company has received an opinion from an independent investment banking firm of nationally recognized standing that such Affiliate Transaction is fair, from a financial point of view, to the Company or such Restricted Subsidiary. The foregoing restrictions shall not apply to (1) reasonable and customary directors' fees, indemnification and similar arrangements and payments thereunder; (2) any obligations of the Company under any employment agreement, noncompetition or confidentiality agreement with any officer of the Company, as in effect on the Issue Date (provided that each amendment of any of the foregoing agreements shall be subject to the limitations of this covenant); (3) any Restricted Payment permitted to be made pursuant Section 4.10; (4) any issuance of securities, or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements, stock options and stock ownership plans approved by the Board of Directors of the Company; (5) loans or advances to employees in the ordinary course of business of the Company or any of its Restricted Subsidiaries consistent with past practices; and (6) payments by the Company to Hicks Muse Partners in accordance with the terms of the Financial Advisory Agreement.

SECTION 4.04. Limitation on Incurrence of Additional Indebtedness and Issuance of Capital Stock.

                  (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, "incur") any Indebtedness (other than Permitted Indebtedness) and the Company shall not issue any Disqualified Capital Stock and its Restricted Subsidiaries shall not issue any Preferred Stock (except Preferred Stock issued to the Company or a Restricted Subsidiary of the Company so long as it is so held); provided, however, that the Company and its Restricted Subsidiaries that are Guarantors may incur Indebtedness or issue shares of such Capital Stock if, in either case, the Company's Leverage Ratio at the time of incurrence of such Indebtedness or the issuance of such Capital Stock, as the case may be, after giving pro forma effect to such incurrence or issuance as of such date and to the use of proceeds therefrom is less than 7.0 to 1.

                  (b) The Company shall not incur or suffer to exist, or permit any of its Restricted Subsidiaries to incur or suffer to exist, any Obligations with respect to an Unrestricted Subsidiary that would violate the provisions set forth in the definition of Unrestricted Subsidiary.

SECTION 4.05.           Limitation on Layering.

                  The Company shall not incur any Indebtedness if such Indebtedness is subordinate or junior in ranking in any respect to any Senior Indebtedness unless such Indebtedness is Senior Subordinated Indebtedness or is contractually subordinated in right of payment to all Senior Subordinated Indebtedness (including the Securities).

SECTION 4.06.           Payments for Consents.

                  Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or is paid to all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.07.           Limitation on Investment Company Status.

                  The Company and its Subsidiaries shall not take any action, or otherwise permit to exist any circumstance, that would require the Company to register as an "investment company" under the Investment Company Act of 1940, as amended.

SECTION 4.08.           Limitation on Asset Sales.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless (i) the Company or the applicable Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets sold or otherwise disposed of (as determined in good faith by management of the Company or, if such Asset Sale involves consideration in excess of $10,000,000, by the board of directors of the Company, as evidenced by a board resolution), (ii) at least 75% of the consideration received by the Company or such Restricted Subsidiary, as the case may be, from such Asset Sale is in the form of cash or Cash Equivalents and is received at the time of such disposition and (iii) upon the consummation of an Asset Sale, the Company applies, or causes such Restricted Subsidiary to apply, such Net Cash Proceeds within 360 days of receipt thereof either (A) to repay any Senior Indebtedness of the Company or any Indebtedness of a Restricted Subsidiary of the Company (and, to the extent such Senior Indebtedness relates to principal under a revolving credit or similar facility, to obtain a corresponding reduction in the commitments thereunder, except that the Company may temporarily repay Senior Indebtedness using the Net Cash Proceeds from such Asset Sale and thereafter use such funds to reinvest pursuant to clause (B) below within the period set forth therein without having to obtain a corresponding reduction in the commitments thereunder), (B) to reinvest, or to be contractually committed to reinvest pursuant to a binding agreement, in Productive Assets and, in the latter case, to have so reinvested within 540 days of the date of receipt of such Net Cash Proceeds or (C) to purchase Securities and other Senior Subordinated Indebtedness, pro rata tendered to the Company for purchase at a price equal to 100% of the principal amount thereof (or the accreted value of such other Senior Subordinated Indebtedness, if such other Senior Subordinated Indebtedness is issued at a discount) plus accrued interest thereon, if any, to the date of purchase pursuant to an offer to purchase made by the Company as set forth below (a "Net Proceeds Offer"); provided, however, that the Company may defer making a Net Proceeds Offer until the aggregate Net Cash Proceeds from Asset Sales not otherwise applied in accordance with this covenant equal or exceed $15,000,000.

                  Subject to the deferral right set forth in the final proviso of the preceding paragraph, each notice of a Net Proceeds Offer shall be mailed, by first-class mail, to Holders not more than 360 days after the relevant Asset Sale or, in the event the Company or a Restricted Subsidiary has entered into a binding agreement as provided in (B) above, within 360 days following the termination of such agreement but in no event later than 540 days after the relevant Asset Sale. Such notice shall specify, among other things, the purchase date (which shall be no earlier than 30 days nor later than 45 days from the date such notice is mailed, except as otherwise required by law) and shall otherwise comply with the procedures set forth in this Indenture. Upon receiving notice of the Net Proceeds Offer, Holders may elect to tender their Securities in whole or in part in integral multiples of $1,000. To the extent Holders properly tender Securities in an amount which, together with all other Senior Subordinated Indebtedness so tendered, exceeds the Net Proceeds Offer, Securities and other Senior Subordinated Indebtedness of tendering Holders shall be repurchased on a pro rata basis (based upon the aggregate principal amount tendered, or, if applicable, the aggregate accreted value tendered). To the extent that the aggregate principal amount of Securities tendered pursuant to any Net Proceeds Offer, which, together with the aggregate principal amount or aggregate accreted value, as the case may be, of all other Senior Subordinated Indebtedness so tendered, is less than the amount of Net Cash Proceeds subject to such Net Proceeds Offer, the Company may use any remaining portion of such Net Cash Proceeds not required to fund the repurchase of tendered Securities and other Senior Subordinated Indebtedness for any purposes not otherwise prohibited by this Indenture. Upon the consummation of any Net Proceeds Offer, the amount of Net Cash Proceeds subject to any future Net Proceeds Offer from the Asset Sales giving rise to such Net Cash Proceeds shall be deemed to be zero.

                  The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act to the extent applicable in connection with the repurchase of Securities pursuant to a Net Proceeds Offer.

SECTION 4.09.           Limitation on Asset Swaps.

                  The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any Asset Swap unless: (i) at the time of entering into such Asset Swap, and immediately after giving effect to such Asset Swap, no Default or Event of Default shall have occurred and be continuing, (ii) in the event such Asset Swap involves an aggregate amount in excess of $10,000,000, the terms of such Asset Swap have been approved by a majority of the members of the Board of Directors of the Company and (iii) in the event such Asset Swap involves an aggregate amount in excess of $50,000,000, the Company has received a written opinion from an independent investment banking firm of nationally recognized standing that such Asset Swap is fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view.

SECTION 4.10.           Limitation on Restricted Payments.

                  (a) The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries, to, directly or indirectly, make any Restricted Payment if at the time of such Restricted Payment and immediately after giving effect thereto:

                    (i) a Default or Event of Default shall have occurred and be continuing; or

                    (ii) the Company is not able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with
         Section 4.04; or

                    (iii) the aggregate amount of Restricted Payments made subsequent to June 1, 2001 (the amount expended for such purposes, if other than in cash, being the fair market value of such property as determined by the Board of Directors of the Company in good faith) exceeds the sum of (a)(x) 100% of the aggregate Consolidated Cash Flow of the Company (or, in the event such Consolidated Cash Flow shall be a deficit, minus 100% of such deficit) accrued subsequent to June 1, 2001 to the most recent date for which financial information is available to the Company, taken as one accounting period, less (y) 1.4 times Consolidated Interest Expense for the same period, plus (b) 100% of the aggregate net proceeds, including the fair market value of property other than cash as determined by the Board of Directors of the Company in good faith, received subsequent to June 1, 2001 by the Company from any Person (other than a Restricted Subsidiary of the Company) from the issuance and sale subsequent to June 1, 2001 of Qualified Capital Stock of the Company (excluding (i) any net proceeds from issuances and sales financed directly or indirectly using funds borrowed from the Company or any Restricted

         Subsidiary of the Company, until and to the extent such borrowing is repaid, but including the proceeds from the issuance and sale of any securities convertible into or exchangeable for Qualified Capital Stock to the extent such securities are so converted or exchanged and including any additional proceeds received by the Company upon such conversion or exchange and (ii) any net proceeds received from issuances and sales that are used to consummate a transaction described in clause (2) of paragraph (b) below), plus (c) without duplication of any amount included in clause (iii)(b) above, 100% of the aggregate net proceeds, including the fair market value of property other than cash (valued as provided in clause (iii)(b) above), received by the Company as a capital contribution subsequent to June 1, 2001, plus (d) the amount equal to the net reduction in Investments (other than Permitted Investments) made by the Company or any of its Restricted Subsidiaries in any Person resulting from, and without duplication, (i) repurchases or redemptions of such Investments by such Person, proceeds realized upon the sale of such Investment to an unaffiliated purchaser and repayments of loans or advances or other transfers of assets by such Person to the Company or any Restricted Subsidiary of the Company or
         (ii) the redesignation of Unrestricted Subsidiaries as Restricted Subsidiaries (valued in each case as provided in the definition of "Investment") not to exceed, in the case of any Restricted Subsidiary, the amount of Investments previously made by the Company or any of its Restricted Subsidiaries in such Unrestricted Subsidiary, which amount was included in the calculation of Restricted Payments; provided, however, that no amount shall be included under this clause (d) to the extent it is already included in Consolidated Cash Flow, plus (e) the aggregate net cash proceeds received by a Person in consideration for the issuance of such Person's Capital Stock (other than Disqualified Capital Stock) that are held by such Person at the time such Person is merged with and into the Company in accordance with Section 5.01 subsequent to June 1, 2001; provided, however, that concurrently with or immediately following such merger the Company uses an amount equal to such net cash proceeds to redeem or repurchase the Company's Capital Stock, plus (f) $15,000,000.

                  (b) Notwithstanding the foregoing, these provisions will not prohibit: (1) the payment of any dividend or the making of any distribution within 60 days after the date of its declaration if such dividend or distribution would have been permitted on the date of declaration; (2) the purchase, redemption or other acquisition or retirement of any Capital Stock of the Company or any warrants, options or other rights to acquire shares of any class of such Capital Stock either (x) solely in exchange for shares of Qualified Capital Stock or other rights to acquire Qualified Capital Stock or
(y) through the application of the net proceeds of a substantially concurrent sale for cash (other than to a Restricted Subsidiary of the Company) of shares of Qualified Capital Stock or warrants, options or other rights to acquire Qualified Capital Stock or (z) in the case of Disqualified Capital Stock, solely in exchange for, or through the application of the net proceeds of a substantially concurrent sale for cash (other than to a Restricted Subsidiary of the Company) of, Disqualified Capital Stock; (3) payments made pursuant to any merger, consolidation or sale of assets effected in accordance with Section 5.01; provided, however, that no such payment may be made pursuant to this clause (3) unless, after giving effect to such transaction (and the incurrence of any Indebtedness in connection therewith and the use of the proceeds thereof), the Company would be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.04 such that after incurring that $1.00 of additional Indebtedness, the Leverage Ratio would be less than 6.0 to 1; (4) payments to enable LIN TV to pay dividends on its Capital Stock (other than Disqualified Capital Stock) in an annual amount not to exceed $21,770,000; (5) payments by the Company to fund the payment by any company as to which the Company is, directly or indirectly, a Subsidiary (a "Holding Company") of audit, accounting, legal or other similar expenses, to pay franchise or other similar taxes and to pay other corporate overhead expenses, so long as such dividends are paid as and when needed by its respective direct or indirect Holding Company and so long as the aggregate amount of payments pursuant to this clause (5) does not exceed $1,000,000 in any calendar year; (6) payments by the Company to repurchase, or to enable a Holding Company to repurchase, Capital Stock or other securities from employees of the Company or a Holding

Company in an aggregate amount not to exceed $15,000,000 since June 1, 2001; (7) payments by the Company to redeem or repurchase, or to enable a Holding Company to redeem or repurchase, stock purchase or similar rights granted by the Company or a Holding Company with respect to its Capital Stock in an aggregate amount not to exceed $500,000 since June 1, 2001; (8) payments, not to exceed $200,000 in the aggregate since June 1, 2001, to enable the Company or a Holding Company to make cash payments to holders of its Capital Stock in lieu of the issuance of fractional shares of its Capital Stock; (9) payments by the Company to fund taxes of a Holding Company for a given taxable year in an amount equal to the Company's "separate return liability," as if the Company were the parent of a consolidated group (for purposes of this clause (9) "separate return liability" for a given taxable year shall mean the hypothetical United States tax liability of the Company defined as if the Company had filed its own U.S. federal tax return for such taxable year); and (10) payments by the Company to Hicks Muse Partners in accordance with the terms of the Financial Advisory Agreement; provided, however, that in the case of clauses (3), (4), (6), (7) and (8), no Event of Default shall have occurred or be continuing at the time of such payment or as a result thereof. In determining the aggregate amount of Restricted Payments made subsequent to June 1, 2001, amounts expended pursuant to clauses (1), (4), (6), (7) and (8) shall be included in such calculation.

SECTION 4.11.           Notice of Defaults.

                  (a) In the event that any Indebtedness of the Company or any of its Subsidiaries is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or lapse of time, or both, would constitute such a default) under such Indebtedness, the Company shall promptly give written notice to the Trustee of such declaration, the status of such default or event and what action the Company is taking or proposes to take with respect thereto.

                  (b) Upon becoming aware of the occurrence and continuation of any Default or Event of Default, the Company shall promptly deliver an Officers' Certificate to the Trustee specifying the Default or Event of Default.

SECTION 4.12.           Reports.

                  So long as any of the Securities are outstanding, the Company shall provide to the Trustee and the Holders and file with the Commission, to the extent such submissions are accepted for filing by the Commission, copies of the annual reports and of the information, documents and other reports that the Company would have been required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, regardless of whether the Company is then obligated to file such reports.

SECTION 4.13. Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.

                  The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause to permit to exist or become effective, by operation of the charter of such Restricted Subsidiary or by reason of any agreement, instrument, judgment, decree, rule, order, statute or governmental regulation, any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends or make any other distributions on its Capital Stock; (b) make loans or advances or pay any Indebtedness or other obligation owed to the Company or any of its Restricted Subsidiaries; or (c) transfer any of its property or assets to the Company, except for such encumbrances or restrictions existing under or by reason of: (1) applicable law; (2) this Indenture; (3) customary nonassignment provisions of any lease governing a leasehold interest of the Company or any Restricted Subsidiary; (4) any instrument governing Acquired Indebtedness or Acquired Preferred Stock, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; (5) agreements existing on the Issue Date (including the Credit Agreement and the Senior Notes) as such agreements are from time to time in effect; provided, however, that any amendments or modifications of such agreements that affect the encumbrances or restrictions of the types subject to this covenant shall not result in such encumbrances or restrictions being less favorable to the Company in any material respect, as determined in good faith by the Board of Directors of the Company, than the provisions as in effect before giving effect to the respective amendment or modification; (6) any restriction with respect to such a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of all or substantially all the Capital Stock or assets of such Restricted Subsidiary pending the closing of such sale or disposition; (7) an agreement effecting a refinancing, replacement or substitution of Indebtedness issued, assumed or incurred pursuant to an agreement referred to in clause (2), (4) or
(5) above or any other agreement evidencing Indebtedness permitted under this Indenture; provided, however, that the provisions relating to such encumbrance or restriction contained in any such refinancing, replacement or substitution agreement or any such other agreement are no less favorable to the Company in any material respect as determined in good faith by the Board of Directors of the Company than the provisions relating to such encumbrance or restriction contained in agreements referred to in such clause (2), (4) or (5); (8) restrictions on the transfer of the assets subject to any Lien imposed by the holder of such Lien; (9) a licensing agreement to the extent such restrictions or encumbrances limit the transfer of property subject to such licensing agreement; (10) restrictions relating to Subsidiary Preferred Stock that require that due and payable dividends thereon to be paid in full prior to dividends on such Subsidiary's common stock; or (11) any agreement or charter provision evidencing Indebtedness or Capital Stock permitted under this Indenture; provided, however, that the provisions relating to such encumbrance or restriction contained in such agreement or charter provision are not less favorable to the Company in any material respect as determined in good faith by the Board of Directors of the Company than the provisions relating to such encumbrance or restriction contained in this Indenture.

SECTION 4.14.           Guarantees by Restricted Subsidiaries.

                  (a) The Company shall not create or acquire, nor cause or permit any of its Restricted Subsidiaries, directly or indirectly, to create or acquire, any Subsidiary other than (1) an Unrestricted Subsidiary in accordance with the other terms of this Indenture or (2) a Restricted Subsidiary that either (i) simultaneously with such creation or acquisition, (x) executes and delivers to the Trustee a supplemental indenture to this Indenture pursuant to which it will become a Guarantor in accordance with Article Eleven hereof and
(y) delivers to the Trustee an Opinion of Counsel that such supplemental indenture has been duly authorized, executed and delivered by such Restricted Subsidiary and constitutes a valid, binding and enforceable obligation of such Restricted Subsidiary (which opinion may be subject to customary assumptions and qualifications), or (ii) does not satisfy the definition of Subsidiary Guarantor.

                  (b) Any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary shall upon such redesignation be required to become a Guarantor in accordance with the requirements of Section 4.14(a)(2).

SECTION 4.15.           Change of Control.

                  (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require that the Company purchase all or a portion of such Holder's Securities in cash pursuant to the offer described below (the "Change of Control Offer"), at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

                  (b) Prior to the mailing of the notice referred to below, but in any event within 30 days following the date on which the Company becomes aware that a Change of Control has occurred (the "Change of

Control Date"), the Company covenants that if the purchase of the Securities would violate or constitute a default under any other Indebtedness of the Company, then the Company shall, to the extent needed to permit such purchase of Securities, either (i) repay all such Indebtedness and terminate all commitments outstanding thereunder or (ii) obtain the requisite consents, if any, under any such Indebtedness to permit the purchase of the Securities as provided below. The Company shall first comply with the covenant in the preceding sentence before it will be required to make the Change of Control Offer or purchase the Securities pursuant to the provisions described below.

                  (c) Within 30 days following the date on which the Company becomes aware that a Change of Control has occurred, the Company shall send, by first class mail, postage prepaid, a notice to each Holder, which notice shall govern the terms of the Change of Control Offer. The notice to the Holders shall contain all instructions and materials necessary to enable such Holders to tender Securities pursuant to the Change of Control Offer. Such notice shall state:

                  (1) that the Change of Control Offer is being made pursuant to this Section 4.15 and that all Securities validly tendered and not withdrawn will be accepted for payment;

                  (2) the purchase price (including the amount of accrued interest, if any) and the purchase date (which shall be no earlier than 30 days nor later than 45 days from the date such notice is mailed, other than as may be required by law) (the "Change of Control Payment Date");

                  (3) that any Security not tendered will continue to accrue interest;

                  (4) that, unless the Company defaults in making payment therefor, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (5) that Holders electing to have a Security purchased pursuant to a Change of Control Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to the Paying Agent and Registrar for the Securities at the address specified in the notice prior to the close of business on the Business Day prior to the Change of Control Payment Date;

                  (6) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than five Business Days prior to the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Security purchased;

                  (7) that Holders whose Securities are purchased only in part shall be issued new Securities in a principal amount equal to the unpurchased portion of the Securities surrendered; provided, however, that each Security purchased and each new Security issued shall be in a principal amount of $1,000 or integral multiples thereof; and

                  (8) the circumstances and relevant facts regarding such Change of Control.

                  (d) On or before the Change of Control Payment Date, the Company shall (i) accept for payment Securities or portions thereof (in integral multiples of $1,000) validly tendered pursuant to the Change of Control Offer,
(ii) deposit with the Paying Agent in accordance with Section 2.14 cash in U.S. dollars or

United States Government Obligations sufficient to pay the purchase price plus accrued and unpaid interest, if any, of all Securities so tendered and (iii) deliver to the Trustee Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof being purchased by the Company. Upon receipt by the Paying Agent of the monies specified in clause (ii) above and a copy of the Officers' Certificate specified in clause (iii) above, the Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price plus accrued and unpaid interest, if any, out of the funds deposited with the Paying Agent in accordance with the preceding sentence. The Trustee shall promptly authenticate and mail to such Holders new Securities equal in principal amount to any unpurchased portion of the Securities surrendered. Upon the payment of the purchase price for the Securities accepted for purchase, the Trustee shall return the Securities purchased to the Company for cancellation. Any monies remaining after the purchase of Securities pursuant to a Change of Control Offer shall be returned within three Business Days by the Trustee to the Company except with respect to monies owed as obligations to the Trustee pursuant to Article Eight. For purposes of this Section 4.15, the Trustee shall, except with respect to monies owed as obligations to the Trustee pursuant to Article Eight, act as the Paying Agent.

                  (e) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the purchase of the Securities pursuant to a Change of Control Offer. To the extent the provisions of any such rule conflict with the provisions of this Indenture relating to a Change of Control Offer, the Company shall comply with the provisions of such rule and be deemed not to have breached its obligations relating to such Change of Control Offer by virtue thereof.

                  (f) Paragraphs (a)-(e) of this Section 4.15 notwithstanding, the Company shall not be required to make a Change of Control Offer if, instead, the Company elects to effect a Change of Control Redemption in compliance with the requirements listed on the Securities in Exhibit A and Exhibit B hereof.

                  (g) Paragraphs (a)-(f) notwithstanding, the Company shall not be required to make a Change of Control Offer or a Change of Control Redemption in the event of (i) changes in a majority of the board of directors of the Company or LIN TV so long as a majority of such board of directors continues to consist of Continuing Directors and (ii) certain transactions with Permitted Holders (including Hicks Muse, its officers and directors, and their respective Affiliates).

SECTION 4.16.           Limitation on Liens.

                  The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur or assume any Lien securing Indebtedness on any asset now owned or hereafter acquired, or any income or profits therefrom or assign or convey any right to receive income or profit therefrom, unless contemporaneously therewith effective provision is made, in the case of the Company, to secure the Securities and all other amounts due under this Indenture, and in the case of a Restricted Subsidiary which is a Guarantor, to secure such Restricted Subsidiary's Guarantee of the Securities and all other amounts due under this Indenture, equally and ratably with such Indebtedness (or, in the event that such Indebtedness is subordinated in right of payment to the Securities or such Subsidiary's Guarantee, prior to such Indebtedness) with a Lien on the same properties and assets securing such Indebtedness for so long as such Indebtedness is secured by such Lien, except for (i) Liens securing Senior Indebtedness and Guarantor Senior Indebtedness and
(ii) Liens securing Indebtedness described in clause (xi) of the definition of "Permitted Indebtedness"; provided that such Liens cover only the property referred to in such definition.

SECTION 4.17.           Compliance Certificate.

                  The Company shall deliver to the Trustee within 120 days after the close of each fiscal year a certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company has been made under the supervision of the signing officer with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default or Event of Default by the Company that occurred during such fiscal year. If they do know of such a Default or Event of Default, their status and the action the Company is taking or proposes to take with respect thereto. The first certificate to be delivered by the Company pursuant to this Section 4.17 shall be for the fiscal year ending December 31, 2003.

SECTION 4.18.           Corporate Existence.

                  Subject to Article Five, the Company shall do or shall cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Subsidiary in accordance with the respective organizational documents of each such Subsidiary and the rights (charter and statutory) and material franchises of the Company and the Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise, or the corporate existence of any Subsidiary, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the Subsidiaries, taken as a whole; provided, further, however, that a determination of the Board of Directors of the Company shall not be required in the event of a merger of one or more Restricted Subsidiaries of the Company with or into another Restricted Subsidiary of the Company or another Person, if the surviving Person is a Restricted Subsidiary of the Company organized under the laws of the United States or a State thereof or of the District of Columbia. This Section 4.18 shall not prohibit the Company from taking any other action otherwise permitted by, and made in accordance with, the provisions of this Indenture.

SECTION 4.19.           Maintenance of Properties and Insurance.

                  (a) The Company shall, and shall cause each of its Restricted Subsidiaries to, maintain its material properties in normal condition (subject to ordinary wear and tear) and make all reasonably necessary repairs, renewals or replacements thereto as in the judgment of the Company may be reasonably necessary to the conduct of the business of the Company and its Restricted Subsidiaries; provided, however, that nothing in this Section 4.19 shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the operation and maintenance of any of its properties, if such properties are, in the reasonable and good faith judgment of the Board of Directors of the Company or the Restricted Subsidiary, as the case may be, no longer reasonably necessary in the conduct of their respective businesses.

                  (b) The Company shall provide or cause to be provided, for itself and each of its Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that, in the reasonable, good faith opinion of the Company, are reasonably adequate and appropriate for the conduct of the business of the Company and such Restricted Subsidiaries.

SECTION 4.20.           Payment of Taxes and Other Claims.

                  The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all material taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Restricted Subsidiaries or properties of it or any of its Restricted Subsidiaries and (ii) all material lawful claims for labor, materials, supplies and services that, if unpaid, might by law become a Lien upon the property of it or any of its Restricted Subsidiaries; provided, however, that there shall not be required to be paid or discharged any such tax, assessment or charge, the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Holders.

SECTION 4.21.           Waiver of Stay, Extension or Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the obligations or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE FIVE

                         MERGERS; SUCCESSOR CORPORATION

SECTION 5.01.           Mergers, Sale of Assets, etc.

                  (a) The Company shall not, in a single transaction or a series of related transactions, consolidate with or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company's assets determined on a consolidated basis for the Company to another Person or adopt a plan of liquidation unless (i) either (1) the Company is the surviving Person or (2) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the person that acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety or in the case of a plan of liquidation, the Person to which assets of the Company have been transferred, shall be a corporation, partnership, limited liability company or trust organized and existing under the laws of the United States or any State thereof or the District of Columbia; (ii) such surviving person shall assume all of the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; (iii) immediately after giving effect to such transaction and the use of the proceeds therefrom (on a pro forma basis, including giving effect to any Indebtedness incurred or anticipated to be incurred in connection with such transaction), (x) no Default or Event of Default shall have occurred and be continuing and (y) the Company (in the case of clause (1) of the foregoing clause (i)) or such Person (in the case of clause (2) of the foregoing clause (i)) shall be able to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.04; and (iv) the Company has delivered to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer complies with this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

                  (b) For purposes of the foregoing subsection (a), the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all the properties and assets of one or more Restricted Subsidiaries, the Capital Stock or assets of which constitutes all or substantially all the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all the properties and assets of the Company.

                  (c) Notwithstanding clauses (ii) and (iii) in paragraph (a) above, (1) any Restricted Subsidiary of the Company may consolidate with, merge into or transfer all or part of its properties and assets to the Company and (2) the Company may merge with an Affiliate thereof incorporated solely for the purpose of reorganizing the Company in another jurisdiction in the U.S. to realize tax or other benefits.

SECTION 5.02.           Successor Corporation Substituted.

                  In the event of any transaction (other than a lease) described in and complying with the conditions listed in Section 5.01 in which the Company is not the surviving person and the surviving person is to assume all the Obligations of the Company under the Securities, this Indenture and the Registration Rights Agreement pursuant to a supplemental indenture, such surviving person shall succeed to, and be substituted for, and may exercise every right and power of the Company, and the Company shall be discharged from its Obligations under this Indenture, the Securities and the Registration Rights Agreement.

                                   ARTICLE SIX

                              DEFAULT AND REMEDIES

SECTION 6.01.           Events of Default.

                  Each of the following shall be an "Event of Default" for purposes of this Indenture:

                  (a) the failure to pay interest on any Security when the same becomes due and payable and the Default continues for a period of 30 days (whether or not such payment is prohibited by Article Seven);

                  (b) the failure to pay principal of or premium, if any, on any Security when such principal or premium, if any, becomes due and payable, at maturity, upon redemption or otherwise (whether or not such payment is prohibited by Article Seven);

                  (c) a default in the observance or performance of any other covenant or agreement contained in the Securities or this Indenture, which default continues for a period of 30 days after the Company receives written notice thereof specifying the default from the Trustee or Holders of at least 25% in aggregate principal amount of outstanding Securities;

                  (d) the failure to pay at the final stated maturity (giving effect to any extensions thereof) the principal amount of any Indebtedness of the Company or any Restricted Subsidiary of the Company, or the acceleration of the final stated maturity of any such Indebtedness, if the aggregate principal amount of such Indebtedness, together with the aggregate principal amount of any other such Indebtedness in default for failure to pay principal at the final stated maturity (giving effect to any extensions thereof) or which has been accelerated, aggregates $10,000,000 or more at any time in each case after a 10-day period during which such default shall not have been cured or such acceleration rescinded;

                  (e) one or more judgments in an aggregate amount in excess of $15,000,000 (which are not covered by insurance as to which the insurer has not disclaimed coverage) being rendered against the

         Company or any of its Significant Restricted Subsidiaries and such judgment or judgments remain undischarged or unstayed for a period of 60 days after such judgment or judgments become final and nonappealable;

                  (f) the Company or any of its Significant Restricted Subsidiaries (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) pursuant to or within the meaning of any Bankruptcy Law: (i) admits in writing its inability to pay its debts generally as they become due; (ii) commences a voluntary case or proceeding; (iii) consents to the entry of an order for relief against it in an involuntary case or proceeding;
         (iv) consents or acquiesces in the institution of a bankruptcy or insolvency proceeding against it; (v) consents to the appointment of a Custodian of it or for all or substantially all of its property; or
         (vi) makes a general assignment for the benefit of its creditors, or any of them takes any action to authorize or effect any of the foregoing;

                  (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (i) is for relief against the Company or any Significant Restricted Subsidiary (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) of the Company in an involuntary case or proceeding; (ii) appoints a Custodian of the Company or any Significant Restricted Subsidiary (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) of the Company for all or substantially all of its property; or (iii) orders the liquidation of the Company or any Significant Restricted Subsidiary (or one or more Restricted Subsidiaries that, taken together would constitute a Significant Restricted Subsidiary) of the Company; and in each case the order or decree remains unstayed and in effect for 60 days; provided, however, that if the entry of such order or decree is appealed and dismissed on appeal, then the Event of Default hereunder by reason of the entry of such order or decree shall be deemed to have been cured; or

                  (h) except as permitted by this Indenture, any Guarantee shall be held in a judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Guarantee.

SECTION 6.02.           Acceleration.

                  If an Event of Default with respect to the Securities (other than an Event of Default specified in clause (f) or (g) of Section 6.01) occurs and is continuing, the Trustee may, or the Trustee upon the request of Holders of 25% in principal amount of the outstanding Securities shall, or the Holders of at least 25% in aggregate principal amount of the outstanding Securities may declare the principal of all the Securities, together with all accrued and unpaid interest and premium, if any, to be due and payable by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice"), and the same
(i) shall become immediately due and payable or (ii) if there are any amounts outstanding under the Senior Credit Facilities, will become due and payable upon the first to occur of an acceleration under the Senior Credit Facilities or five Business Days after receipt by the Company and the agent under the Senior Credit Facilities of such Acceleration Notice (unless all Events of Default specified in such Acceleration Notice have been cured or waived).

                  If an Event of Default specified in clause (f) or (g) of
Section 6.01 occurs, all unpaid principal of and accrued interest on all outstanding Securities shall ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

                  At any time after such declaration with respect to the Securities, the Holders of a majority in principal amount of Securities then outstanding (by notice to the Trustee) may rescind and cancel such declaration and its consequences if (i) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction, (ii) all existing Defaults and Events of Default have been cured or waived except nonpayment of principal of or interest on the Securities that has become due solely by such declaration of acceleration, (iii) to the extent the payment of such interest is lawful, interest (at the same rate specified in the Securities) on overdue installments of interest and overdue payments of principal, which has become due otherwise than by such declaration of acceleration has been paid, (iv) the Company has paid the Trustee its reasonable compensation and reimbursed the Trustee for its reasonable expenses, disbursements and advances and (v) in the event of the cure or waiver of a Default or Event of Default of the type described in clause (f) or (g) of Section 6.01, the Trustee has received an Officers' Certificate and Opinion of Counsel that such Default or Event of Default has been cured or waived. The Holders of a majority in principal amount of the Securities may waive any existing Default or Event of Default under this Indenture, and its consequences, except a default in the payment of the principal of or interest on any Securities. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

SECTION 6.03.           Other Remedies.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

SECTION 6.04.           Waiver of Past Default.

                  Subject to Sections 2.09, 6.07 and 10.02, prior to the declaration of acceleration of the Securities, the Holders of not less than a majority in aggregate principal amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default in the payment of principal of or interest on any Security as specified in clauses (a) and (b) of Section 6.01 or a Default in respect of any term or provision of this Indenture that may not be amended or modified without the consent of each Holder affected as provided in Section
10.02. The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively. This paragraph of this Section
6.04 shall be in lieu of Section 316(a)(1)(B) of the TIA and such Section 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture and the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

SECTION 6.05.           Control by Majority.

                  Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee determines may be unduly prejudicial to the rights of another Holder, it being understood that the Trustee shall have no duty (subject to Section 8.01) to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section 6.05 shall be in lieu of Section 316(a)(1)(A) of the TIA, and such Section 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 6.06.           Limitation on Suits.

                  A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

                    (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

                    (ii) the Holders of at least 25% in aggregate principal amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

                    (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                    (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                    (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

SECTION 6.07.           Rights of Holders To Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of or interest on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.           Collection Suit by Trustee.

                  If an Event of Default in payment of principal or interest specified in Section 6.01(a) or (b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with interest overdue on principal and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.           Trustee May File Proofs of Claim.

                  The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under Section 8.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the creditors' committee.

SECTION 6.10.           Priorities.

                  If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money or property in the following order:

                  First: to the Trustee for amounts due under Section 8.07;

                  Second: to Holders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  Third: to the Company.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to the Holders pursuant to this
Section 6.10.

SECTION 6.11.           Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 shall not apply to a suit by the Trustee, a suit by a Holder or group of Holders of more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement or the payment of the principal or interest on any Securities on or after the respective due dates expressed in the Security.

                                  ARTICLE SEVEN

                           SUBORDINATION OF SECURITIES

SECTION 7.01.           Agreement To Subordinate.

                  The Company agrees, and each Holder by accepting any Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article Seven, to the payment when due of all Senior Indebtedness of the Company and that such subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. The Securities shall in all respects rank pari passu with all other Senior Subordinated Indebtedness of the Company, and only Indebtedness of the Company which is Senior Indebtedness will rank senior to the Securities in accordance with the provisions set forth herein. Unsecured Indebtedness is not deemed to be subordinate or junior to Secured Indebtedness merely because it is unsecured, nor is any Indebtedness deemed to be subordinate or junior to other Indebtedness merely because it matures after such other Indebtedness. Secured Indebtedness is not deemed to be Senior Indebtedness merely because it is secured. All provisions of this Article Seven shall be subject to Section 7.12.

SECTION 7.02.           Liquidation, Dissolution, Bankruptcy.

                  Upon any payment or distribution of the assets of the Company upon a total or partial liquidation or dissolution or reorganization or bankruptcy of or similar proceeding relating to the Company or its property:

                  (1) holders of Senior Indebtedness of the Company shall be entitled to receive payment in full in cash or Cash Equivalents of all Senior Indebtedness of the Company before holders of Securities shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities from the Company; and

                  (2) until the Senior Indebtedness of the Company is paid in full, in cash or Cash Equivalents, any payment or distribution to which Holders would be entitled but for the provisions of this Article Seven shall be made to holders of Senior Indebtedness as their interests may appear.

SECTION 7.03.           Default on Senior Indebtedness.

                  The Company may not pay the principal of, premium (if any), or interest on, and other obligations with respect to, the Securities or make any deposit pursuant to Section 9.03 or repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (i) any Senior Indebtedness is not paid when due or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived or is no longer continuing and/or any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full; provided, however, that the Company may pay the Securities, subject to the provisions of Section 7.02, without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representatives of the Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of this sentence has occurred or is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Securities (except (i) in Qualified Capital Stock issued by the Company to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Company in payment of interest accrued thereon or (iii) in securities issued by the Company which are subordinated to the Senior Indebtedness at least to the same extent as the Securities and having a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities) for a period (a "Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Company) of written notice (a "Blockage Notice") of such default from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice has been cured, waived or is no longer continuing or (iii) because such Designated Senior Indebtedness has been repaid in full). Notwithstanding the provisions of the immediately preceding sentence, but subject to the provisions of the first sentence of this
Section 7.03 and the provisions of Section 7.02, the Company may resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given, and not more than one Payment Blockage Period may occur, in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period. However, if any Blockage Notice within such 360-day period is given by or on behalf of any holders of Designated Senior Indebtedness (other than the agent under the Senior Credit Facilities), the agent under the Senior Credit Facilities may give another Blockage Notice within such period. In no event, however, may the total number of days during which any Payment Blockage Period or Payment Blockage Periods are in effect exceed 179 days in the aggregate during any 360 consecutive day period. No nonpayment default that existed or was continuing on the date of delivery of any Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

SECTION 7.04.           Acceleration of Payment of Securities.

                  If payment of the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the Representative (if any) of any issue of Designated Senior Indebtedness which is then outstanding; provided, however, that the Company and the Trustee shall be obligated to notify such a Representative (other than with respect to the Senior Credit Facilities) only if such Representative has delivered or caused to be delivered an address for the service of such a notice to the Company and the Trustee (and the Company and the Trustee shall be obligated only to deliver the notice to the address so specified). If a notice is required pursuant to the immediately preceding sentence, the Company may not pay the Securities (except payment (i) in Qualified Capital Stock issued by the Company to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Company in payment of interest accrued thereon or (iii) securities issued by the Company which are subordinated to the Senior Indebtedness at least to the same extent as the Securities and have a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities), until five Business Days after the respective Representative of the Designated Senior Indebtedness receives notice (at the address specified in the preceding sentence) of such acceleration and thereafter may pay the Securities only if the provisions of this Article Seven otherwise permit payment at that time.

SECTION 7.05.           When Distribution Must Be Paid Over.

                  If a distribution is made to the Trustee or to Holders that because of this Article Seven should not have been made to them, the Trustee or the Holders who receive such distribution shall hold it in trust for holders of Senior Indebtedness and promptly pay it over to them as their respective interests may appear; provided, however, that the liabilities of the Trustee under this Section 7.05 are limited by Section 7.15.

SECTION 7.06.           Subrogation.

                  After all Senior Indebtedness is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article Seven to holders of Senior Indebtedness which otherwise would have been made to Holders is not, as between the Company and the Holders, a payment by the Company of Senior Indebtedness.

SECTION 7.07.           Relative Rights.

                  This Article Seven defines the relative rights of Holders of the Securities on the one hand and holders of Senior Indebtedness on the other hand. Nothing in this Indenture shall:

                  (1) impair, as between the Company and the Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

                  (2) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders.

SECTION 7.08.           Subordination May Not Be Impaired by Company.

                  No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by the failure of the Company to comply with this Indenture.

SECTION 7.09.           Rights of Trustee and Paying Agent.

                  Notwithstanding Section 7.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article Seven. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Indebtedness may give the notice; provided, however, that if an issue of Senior Indebtedness has a Representative, only the Representative may give the notice.

                  The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article Seven with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior

Indebtedness; and nothing in Article Seven shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Seven shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.07.

SECTION 7.10.           Distribution or Notice to Representative.

                  Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

SECTION 7.11. Article Seven Not To Prevent Events of Default or Limit Right To Accelerate.

                  The failure to make a payment in respect of the Securities by reason of any provision in this Article Seven shall not be construed as preventing the occurrence of a Default or Event of Default. Nothing in this Article Seven shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of the Securities.

SECTION 7.12.           Trust Moneys Not Subordinated.

                  Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Nine by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article Seven, and none of the Holders shall be obligated to pay over any such amount to the Company, any holder of Senior Indebtedness of the Company, or any other creditor of the Company.

SECTION 7.13.           Trustee Entitled To Rely.

                  Upon any payment or distribution pursuant to this Article Seven, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 7.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Seven. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Seven, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Seven, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee shall have the right to seek a declaratory judgment as to any right of such Person to receive such payment. The provisions of Sections
8.01 and 8.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Seven.

SECTION 7.14.           Trustee To Effectuate Subordination.

                  Each Holder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the

Holder and the holders of Senior Indebtedness as provided in this Article Seven and appoints the Trustee as attorney-in-fact for any and all such purposes.

SECTION 7.15.           Trustee Not Fiduciary for Holders of Senior
                        Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Company, or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Seven or otherwise.

SECTION 7.16. Reliance by Holders of Senior Indebtedness on Subordination Provisions.

                  Each Holder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.

                                  ARTICLE EIGHT

                                     TRUSTEE

SECTION 8.01.           Duties of Trustee.

                  (a) If a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of a Default:

                  (1) The Trustee shall not be liable except for the performance of such duties as are specifically set forth herein; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1)      This paragraph does not limit the effect of paragraph
         (b) of this Section 8.01;

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                                      -50-

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.02, 6.04 and 6.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive from such Holders an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this Section 8.01.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 8.02.           Rights of Trustee.

                  Subject to Section 8.01:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to the provisions of Section 13.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                  (c) The Trustee may act through attorneys and agents of its selection and shall not be responsible for the misconduct or negligence of any agent or attorney (other than an agent who is an employee of the Trustee) appointed with due care and appointed with the consent of the Company.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (e) Before the Trustee acts or refrains from acting, it may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

                  (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                  (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (j) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

                  (k) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

SECTION 8.03.           Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or their Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 8.10 and 8.11.

SECTION 8.04.           Trustee's Disclaimer.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company or any Guarantor in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

SECTION 8.05.           Notice of Defaults.

                  If a Default or an Event of Default occurs and is continuing and the Trustee has actual knowledge of such Defaults or Events of Default, the Trustee shall mail to each Holder notice of the Default or Event of Default within 30 days after the occurrence thereof. Except in the case of a Default or an Event of Default in payment of principal of or interest on any Security or a Default or Event of Default in complying with Sections 5.01, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the Holders. This Section 8.05 shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso to Section 315(b) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

SECTION 8.06.           Reports by Trustee to Holders.

                  If required by TIA Section 313(a), within 60 days after each February 1 beginning with February 1, 2004, the Trustee shall mail to each Holder a report dated as of such February 1 that complies with TIA Section 313(a). The Trustee also shall comply with TIA Section 313(b), (c) and (d).

                  A copy of each such report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed.

                  The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

SECTION 8.07.           Compensation and Indemnity.

                  The Company and the Guarantors shall pay to the Trustee and the Agents from time to time, and the Trustee and the Agents shall be entitled to, such compensation as the Company and the Trustee and the Agents shall from time to time agree in writing for their respective services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors shall reimburse the Trustee and the Agents upon request for all reasonable disbursements, expenses and advances, including all costs and expenses of collection and reasonable fees, disbursements and expenses of its agents and outside counsel incurred or made by any of them in addition to the compensation for their respective services except any such disbursements, expenses and advances as may be attributable to negligence or willful misconduct of the party to be reimbursed. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and outside counsel and any taxes or other expenses incurred by a trust created pursuant to Section 9.01 hereof.

                  The Company and the Guarantors, jointly and severally, shall indemnify the Trustee and the Agents for, and hold them harmless against any and all loss, damage, claims, liability or expense, including taxes (other than franchise taxes imposed on the indemnified party and taxes based upon, measured by or determined by the income of the indemnified party), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against or investigating any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to negligence or willful misconduct of the indemnified party. The indemnified party shall notify the Company promptly of any claim asserted against the indemnified party for which it may seek indemnity. However, the failure by the indemnified party to so notify the Company shall not relieve the Company and the Guarantors of their obligations hereunder unless the Company and the Guarantors have been prejudiced thereby. The Company and the Guarantors shall defend the claim and the indemnified party shall cooperate in the defense at the expense of the Company and the Guarantors; provided that the Company and the Guarantors shall not be liable in any action or for which they have assumed the defense for the expenses of separate counsel to the indemnified party unless (1) the employment of separate counsel has been authorized by the Company and the Guarantors, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to the indemnified party that are different from or in addition to those available to the Company and the Guarantors or (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party, the Company and the Guarantors; provided further, however, that in any such event the reimbursement obligation of the Company and the Guarantors with respect to separate counsel of the indemnified party will be limited to the reasonable fees and expenses of such counsel.

                  The Company and the Guarantors need not pay for any settlement made without their written consent, which consent shall not be unreasonably withheld. The Company and the Guarantors need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or an Agent as a result of its own negligence or willful misconduct.

                  To secure the payment obligations of the Company and the Guarantors in this Section 8.07, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or interest on particular Securities.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(f) or (g) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 8.08.           Replacement of Trustee.

                  The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                  (a) the Trustee fails to comply with Section 8.10;

                  (b) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (c) a Custodian or other public officer takes charge of the Trustee or its property; or

                  (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. As promptly as practicable after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 8.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in
Section 8.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 8.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 8.08, the Company's obligations under Section 8.07 shall continue for the benefit of the retiring Trustee.

SECTION 8.09.           Successor Trustee by Merger, etc.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking corporation, the resulting, surviving or transferee corporation or banking corporation without any further act shall be the successor Trustee; provided, however, that such corporation shall be otherwise qualified and eligible under this Article Eight.

SECTION 8.10.           Eligibility; Disqualification.

                  This Indenture shall always have a Trustee which shall be eligible to act as Trustee under TIA Sections 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA Section 310(b), the Trustee and the Company shall comply with the provisions of TIA Section 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.10, the Trustee shall resign immediately in the manner and with the effect hereinbefore specified in this Article Eight. The provisions of TIA Section 310 shall apply to the Company and any other obligor of the Securities.

SECTION 8.11.           Preferential Collection of Claims Against the Company.

                  The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE NINE

                       DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 9.01.           Termination of the Company's Obligations.

                  The Company may terminate its obligations under the Securities and this Indenture as well as the obligations of the Guarantors under their respective Guarantees, except those obligations referred to in the penultimate paragraph of this Section 9.01, if :

                  (i) either (a) all the Securities theretofore authenticated and delivered (except lost, stolen or destroyed Securities which have been replaced or paid and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or (b) all Securities not theretofore delivered to the Trustee for cancellation have become due and payable or have been called for redemption and the Company has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of, premium, if any, and interest on the Securities to the date of deposit together with irrevocable instructions from the Company directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

                  (ii) the Company has paid all other sums payable under this Indenture by the Company; and

                  (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that all conditions precedent under this Indenture relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the first paragraph of this Section 9.01, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 8.07, 8.08, 9.05
and 9.06 shall survive until the Securities are no longer outstanding pursuant to Section 2.08. After the Securities are no longer outstanding, the Company's obligations in Sections 8.07, 8.08, 9.05 and 9.06 shall survive.

                  After such delivery or irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's and Guarantors' obligations under the Securities, the Guarantees and this Indenture except for those surviving obligations specified above.

SECTION 9.02.           Legal Defeasance and Covenant Defeasance

                  (a) The Company may terminate its obligations in respect of the Securities by delivering all outstanding Securities to the Trustee for cancellation and paying all sums payable by it on account of principal of and interest on all Securities or otherwise. In addition to the foregoing, the Company may, at its option, at any time elect to have either paragraph (b) or
(c) below be applied to all outstanding Securities, subject in either case to compliance with the conditions set forth in Section 9.03.

                  (b) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (b), the Company shall, subject to the satisfaction of the conditions set forth in Section 9.03, be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities, except for (i) the rights of Holders to receive payments in respect of the principal of, premium, if any, and interest on the Securities when such payments are due, (ii) the Company's obligations with respect to the Securities under Sections 2.03 through 2.07, inclusive, and 4.02, (iii) the rights, powers, trust, duties and immunities of the Trustee under this Indenture and the Company's obligations in connection therewith and (iv) Article Nine of this Indenture (hereinafter, "Legal Defeasance"). Subject to compliance with this Article Nine, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) hereof.

                  (c) Upon the Company's exercise under paragraph (a) hereof of the option applicable to this paragraph (c), the Company shall, subject to the satisfaction of the conditions set forth in Section 9.03, be released from its obligations under Sections 4.03 through 4.16, inclusive, 4.19 and Article Five with respect to the outstanding Securities (hereinafter, "Covenant Defeasance") and thereafter any omission to comply with such obligations shall not constitute a Default or an Event of Default with respect to the Securities.

SECTION 9.03.           Conditions to Legal Defeasance or Covenant Defeasance.

                  In order to exercise either Legal Defeasance pursuant to
Section 9.02(b) or Covenant Defeasance pursuant to Section 9.02(c):

                  (a) the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars or United States Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the Securities on the stated date for payment thereof or on the applicable redemption date, as the case may be;

                  (b) in the case of an election under Section 9.02(b), the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that
         (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                  (c) in the case of an election under Section 9.02(c), the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the Securities will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.01(f) and 6.01(g) are concerned, at any time in the period ending on the 91st day after the date of such deposit;

                  (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of or constitute a Default under this Indenture or any other material agreement or instrument to which the Company or any of its Restricted Subsidiaries is a party or by which the Company or any of its Restricted Subsidiaries is bound;

                  (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

                  (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and

                  (h) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that assuming no intervening bankruptcy or insolvency of the Company between the date of deposit and the

         91st day following the deposit and that no Holder is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally.

                  Notwithstanding the foregoing, the Opinion of Counsel required by clause (b) above need not be delivered if all Securities not theretofore delivered to the Trustee for cancellation (x) have become due and payable, (y) will become due and payable on the Final Maturity Date within one year or (z) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

SECTION 9.04.           Application of Trust Money; Trustee Acknowledgment and
                        Indemnity.

                  The Trustee shall hold in trust money or United States Government Obligations deposited with it pursuant to Section 9.03, and shall apply the deposited money and the money from United States Government Obligations in accordance with this Indenture solely to the payment of principal of, premium, if any, and interest on the Securities.

                  After such delivery or irrevocable deposit and delivery of an Officers' Certificate and Opinion of Counsel, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the United States Government Obligations deposited pursuant to Section 9.03 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.

SECTION 9.05.           Repayment to Company.

                  Subject to Sections 8.07 and 9.04, the Trustee shall promptly pay to the Company upon written request any excess money held by it at any time. The Trustee shall pay to the Company upon written request any money held by it for the payment of principal or interest that remains unclaimed for two years; provided, however, that the Trustee before being required to make any payment may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each Holder entitled to such money notice that such money remains unclaimed and that, after a date specified therein which shall be at least 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining shall be repaid to the Company. After payment to the Company, Holders entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designates another person and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

SECTION 9.06.           Reinstatement.

                  If the Trustee is unable to apply any money or United States Government Obligations in accordance with Section 9.02 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 9.02 until such time as the Trustee is permitted to apply all such money or United States Government Obligations in accordance with Section 9.02; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the

Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or United States Government Obligations held by the Trustee.

                                   ARTICLE TEN

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 10.01.          Without Consent of Holders.

                  The Company and the Guarantors, when authorized by a resolution of the Board of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Holder:

                  (a) to cure any ambiguity, defect or inconsistency; provided, however, that such amendment or supplement does not adversely affect the rights of any Holder;

                  (b) to effect the assumption by a successor Person of all obligations of the Company under the Securities and this Indenture in connection with any transaction complying with Article Five of this Indenture;

                  (c) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (d) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

                  (e) to make any change that would provide any additional benefit or rights to the Holders;

                  (f) to make any other change that does not adversely affect the rights of any Holder under this Indenture;

                  (g) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company;

                  (h) to reflect the release of a Guarantor from its obligations with respect to its Guarantee in accordance with the provisions of
         Section 11.03 and to add a Guarantor pursuant to the requirements of
         Section 4.14; or

                  (i) to secure the Securities pursuant to the requirements of
         Section 4.16 or otherwise;

provided, however, that the Company has delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 10.01.

SECTION 10.02.          With Consent of Holders.

                  Subject to Section 6.07, the Company and the Guarantors, when authorized by a Board Resolution, and the Trustee may modify, amend or supplement, or waive compliance by the Company with any provision of, this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. However, without the consent of each Holder affected, no such modification, amendment, supplement or waiver, including a waiver pursuant to
Section 6.04, may:

                  (a) [reserved];

                  (b) reduce the principal amount of or change the Stated Maturity of any Security or alter the provisions with respect to the repurchase or redemption of the Securities (other than provisions relating to Section 4.08 or 4.15);

                  (c) reduce the rate of or change the time for payment of interest on any Security;

                  (d) make any Security payable in money other than that stated in the Securities;

                  (e) make any change in the provisions of this Indenture relating to the rights of Holders of Securities to receive payments of principal of or premium, if any, or interest on the Securities;

                  (f) modify any provisions of Section 6.04 (other than to add sections of this Indenture or the Securities subject thereto) or 6.07 or this Section 10.02 (other than to add sections of this Indenture or the Securities which may not be modified, amended, supplemented or waived without the consent of each Holder affected);

                  (g) reduce the percentage of the principal amount of outstanding Securities necessary for amendment to or waiver of compliance with any provision of this Indenture or the Securities or for waiver of any Default in respect thereof;

                  (h) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the Holders thereof as provided in Section 6.02 and a waiver of the payment default that resulted from such acceleration);

                  (i) waive a mandatory repurchase or redemption payment with respect to any Security required by Section 4.08 or 4.15; or

                  (j) modify the ranking or priority of any Security or the Guarantee in respect thereof of any Guarantor in any manner adverse to the Holders of the Securities.

                  It shall not be necessary for the consent of the Holders under this Section 10.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
10.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 10.03.          Compliance with Trust Indenture Act.

                  Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 10.04.          Record Date for Consents and Effect of Consents.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be Holders of such Securities after such record date. No such consent shall be valid or effective for more than 90 days after such record date. The Trustee is entitled to rely upon any electronic instruction from beneficial owners to the Holders of any Global Security.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses
(a) through (j) of Section 10.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 10.05.          Notation on or Exchange of Securities.

                  If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 10.06.          Trustee To Sign Amendments, etc.

                  The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Ten is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject to customary exceptions). The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive an indemnity reasonably satisfactory to it.

                                 ARTICLE ELEVEN

                                   GUARANTEES

SECTION 11.01.          Unconditional Guarantee.

                  Each Guarantor hereby unconditionally, jointly and severally, guarantees (each, a "Guarantee") to each Holder of a Security authenticated by the Trustee and to the Trustee and its successors and assigns that: the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and all other obligations of the Company to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section
11.04. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six for the purpose of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Six, such obligations (whether or not due and payable) shall forth become due and payable by each Guarantor for the purpose of this Guarantee.

SECTION 11.02.          Severability.

                  In case any provision of this Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.03.          Release of a Guarantor.

                  (a) If the Securities are defeased in accordance with the terms of this Indenture, or if, subject to the requirements of Section 5.01(a), all or substantially all of the assets of any Subsidiary Guarantor or all of the equity interests of any Subsidiary Guarantor are sold (including by issuance or otherwise) by the Company in a transaction constituting an Asset Sale and (x) the Net Cash Proceeds from such Asset Sale are used in accordance with Section
4.08 or (y) the Company delivers to the Trustee an Officers' Certificate to the effect that the Net Cash Proceeds from such Asset Sale shall be used in accordance with Section 4.08 and within the time limits specified by Section 4.08, then each Guarantor (in the case of defeasance) or such Subsidiary Guarantor (in the event of a sale or other disposition of all of the equity interests of such Guarantor) or the Person acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets of such Subsidiary Guarantor) shall be released and discharged from all obligations under this Article Eleven without any further action required on the part of the Trustee or any Holder. The Trustee shall, at the sole cost and expense of the Company and upon receipt at the reasonable request of the Trustee of an Opinion of Counsel that the provisions of this Section 11.03 have been complied with, deliver an appropriate instrument evidencing such release upon receipt of a request by the Company accompanied by an Officers' Certificate certifying as to the compliance with this Section 11.03. Any Guarantor not so released remains liable for the full amount of principal of and interest on the Securities and the other obligations of the Company hereunder as provided in this Article Eleven.

                 (b) Any Subsidiary Guarantor that is designated an Unrestricted Subsidiary shall upon such designation be released and discharged of all obligations under this Article Eleven without any further action required on the part of the Trustee or any Holder.

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                                      -62-

SECTION 11.04.          Limitation of Guarantor's Liability.

                  Each Subsidiary Guarantor, and by its acceptance hereof each Holder and the Trustee, hereby confirms that it is the intention of all such parties that the Guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of title 11 of the United States Code, as amended, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. Federal or state or other applicable law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee or pursuant to Section 11.05, result in the obligations of such Subsidiary Guarantor under its Guarantee not constituting such a fraudulent transfer or conveyance.

SECTION 11.05.          Contribution.

                  In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Guarantor (a "Funding Guarantor") under the Guarantee, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount, based on the net assets of each Guarantor (including the Funding Guarantor), determined in accordance with GAAP, subject to Section 11.04, for all payments, damages and expenses incurred by such Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Guarantor's obligations with respect to the Guarantee.

SECTION 11.06.          Execution of Guarantee.

                  To further evidence its guarantee to the Holders, each of the Guarantors hereby agrees to execute a Guarantee to be endorsed on each Security ordered to be authenticated and delivered by the Trustee. Each Guarantor hereby agrees that its Guarantee set forth in Section 11.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a Guarantee. Each such Guarantee shall be signed on behalf of each Guarantor by its Chairman of the Board, its President or one of its Vice Presidents prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of such Guarantee on behalf of such Guarantor. Such signature upon the Guarantee may be manual or facsimile signature of such officer and may be imprinted or otherwise reproduced on the Guarantee, and in case such officer who shall have signed the Guarantee shall cease to be such officer before the Security on which such Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the Person who signed the Guarantee had not ceased to be such officer of such Guarantor.

SECTION 11.07.          Subordination of Subrogation and Other Rights.

                  Each Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of such Guarantor's obligations under its Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full in cash of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

                                 ARTICLE TWELVE

                           SUBORDINATION OF GUARANTEE

SECTION 12.01.          Agreement To Subordinate.

                  Each Guarantor agrees, and each Holder by accepting a Guarantee agrees, that the Indebtedness of such Guarantor evidenced by the Guarantee is subordinated in right of payment, to the extent and in the manner provided in this Article Twelve, to the payment when due of all Guarantor Senior Indebtedness of such Guarantor and that such subordination is for the benefit of and enforceable by the holders of Guarantor Senior Indebtedness. The Guarantee shall in all respects rank pari passu with all other Guarantor Senior Subordinated Indebtedness of a Guarantor, and only Indebtedness of a Guarantor which is Guarantor Senior Indebtedness will rank senior to the Guarantee in accordance with the provisions set forth herein. Unsecured Indebtedness is not deemed to be subordinate or junior to Secured Indebtedness merely because it is unsecured, nor is any Indebtedness deemed to be subordinate or junior to other Indebtedness merely because it matures after such other Indebtedness. Secured Indebtedness is not deemed to be Senior Indebtedness merely because it is secured. All provisions of this Article Twelve shall be subject to Section 12.12.

SECTION 12.02.          Liquidation, Dissolution, Bankruptcy.

                  Upon any payment or distribution of the assets of a Guarantor upon a total or partial liquidation or dissolution or reorganization or bankruptcy of or similar proceeding relating to a Guarantor or its property:

                  (1) holders of Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full in cash or Cash Equivalents of all Guarantor Senior Indebtedness of such Guarantor before Holders shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Securities from such Guarantor; and

                  (2) until the Guarantor Senior Indebtedness of such Guarantor is paid in full, any payment or distribution to which Holders would be entitled but for the provisions of this Article Twelve shall be made to holders of Guarantor Senior Indebtedness as their interests may appear.

SECTION 12.03.          Default on Guarantor Senior Indebtedness.

                  No Guarantor may pay the principal of, premium (if any), or interest on, and other obligations with respect to, the Securities or make any deposit pursuant to Section 9.03 or repurchase, redeem or otherwise retire any Securities (collectively, "pay the Securities") if (i) any Guarantor Senior Indebtedness is not paid in cash or Cash Equivalents when due or (ii) any other default on Guarantor Senior Indebtedness occurs and the maturity of such Guarantor Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived or is no longer continuing and/or any such acceleration has been rescinded or (y) such Guarantor Senior Indebtedness has been paid in full; provided, however, that the Guarantor may pay the Securities subject to the provisions of Section 12.02, without regard to the foregoing if the Guarantor and the Trustee receive written notice approving such payment from the Representatives of the Senior Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of this sentence has occurred or is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, a Guarantor may not pay the Securities (except

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                                      -64-

(i) in Qualified Capital Stock issued by such Guarantor to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by such Guarantor in payment of interest accrued thereon or (iii) in securities issued by such Guarantor which are subordinated to the Guarantor Senior Indebtedness at least to the same extent as the Securities and having a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities) for a period (a "Guarantor Payment Blockage Period") commencing upon the receipt by the Trustee (with a copy to the Guarantor) of written notice (a "Guarantor Blockage Notice") of such default from the Representative of the holders of such Designated Senior Indebtedness specifying an election to effect a Guarantor Payment Blockage Period and ending 179 days thereafter (or earlier if such Guarantor Payment Blockage Period is terminated (i) by written notice to the Trustee and the Guarantor from the Person or Persons who gave such Guarantor Blockage Notice, (ii) because the default giving rise to such Guarantor Blockage Notice is no longer continuing or (iii) because such Designated Senior Indebtedness has been repaid in full). Notwithstanding the provisions of the immediately preceding sentence, but subject to the provisions of the first sentence of this Section 12.03 and the provisions of Section 12.02, the Guarantor may resume payments on the Securities after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given, and not more than one Payment Blockage Period may occur, in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness during such period. However, if any Blockage Notice within such 360-day period is given by or on behalf of any holders of Designated Senior Indebtedness (other than the agent under the Senior Credit Facilities), the agent under the Senior Credit Facilities may give another Blockage Notice within such period. In no event, however, may the total number of days during which any Payment Blockage Period or Payment Blockage Periods are in effect exceed 179 days in the aggregate during any 360 consecutive day period. No nonpayment default that existed or was continuing on the date of delivery of any Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Blockage Notice unless such default shall have been cured or waived for a period of not less than 90 consecutive days.

SECTION 12.04.          Acceleration of Payment of Securities.

                  If a notice is required pursuant to the first sentence of
Section 7.04, no Guarantor may pay the Securities (except payment (i) in Qualified Capital Stock issued by the Guarantor to pay interest on the Securities or issued in exchange for the Securities, (ii) in securities substantially identical to the Securities issued by the Guarantor in payment of interest accrued thereon or (iii) securities issued by the Guarantor which are subordinated to the Guarantor Senior Indebtedness at least to the same extent as the Securities and have a Weighted Average Life to Maturity at least equal to the remaining Weighted Average Life to Maturity of the Securities), until five Business Days after the respective Representative of the Designated Senior Indebtedness receives notice (at the address specified in the preceding sentence) of such acceleration and thereafter, may pay the Securities only if the provisions of this Article Twelve otherwise permit payment at that time.

SECTION 12.05.          When Distribution Must Be Paid Over.

                  If a distribution is made to the Trustee or to Holders that because of this Article Twelve should not have been made to them, the Trustee or the Holders who receive such distribution shall hold it in trust for holders of Guarantor Senior Indebtedness and promptly pay it over to them as their respective interests may appear; provided, however, that the liabilities of the Trustee under this Section 12.05 are limited by Section 12.15.

SECTION 12.06.          Subrogation.

                  After all Guarantor Senior Indebtedness is paid in full and until the Securities are paid in full, Holders shall be subrogated to the rights of holders of Guarantor Senior Indebtedness to receive distributions applicable to Guarantor Senior Indebtedness. A distribution made under this Article Twelve to holders of Guarantor Senior Indebtedness which otherwise would have been made to Holders is not, as between the Guarantor and the Holders, a payment by any Guarantor of Guarantor Senior Indebtedness.

SECTION 12.07.          Relative Rights.

                  This Article Twelve defines the relative rights of Holders of the Securities on the one hand and holders of Guarantor Senior Indebtedness on the other hand. Nothing in this Indenture shall:

                  (a) impair, as between the Guarantor and the Holders, the obligations of any Guarantor, which are absolute and unconditional, in respect of its Guarantee; or

                  (b) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Guarantor Senior Indebtedness to receive distributions otherwise payable to Holders.

SECTION 12.08.          Subordination May Not Be Impaired by Guarantor.

                  No right of any holder of Guarantor Senior Indebtedness to enforce the subordination of the obligations under any Guarantee evidenced by the Securities shall be impaired by any act or failure to act by any Guarantor or by the failure of any Guarantor to comply with this Indenture.

SECTION 12.09.          Rights of Trustee and Paying Agent.

                  Notwithstanding Section 12.03, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article Twelve. A Guarantor, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Guarantor Senior Indebtedness may give the notice; provided, however, that if an issue of Guarantor Senior Indebtedness has a Representative, only the Representative may give the notice.

                  The Trustee in its individual or any other capacity may hold Guarantor Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article Twelve with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness; and nothing in Article Twelve shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Twelve shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.07.

SECTION 12.10.          Distribution or Notice to Representative.

                  Whenever a distribution is to be made or a notice given to holders of Guarantor Senior Indebtedness, the distribution may be made and the notice given to their Representative, if any.

SECTION 12.11. Article Twelve Not To Prevent Events of Default or Limit Right To Accelerate.

                  The failure to make a payment in respect of the Securities by reason of any provision in this Article Twelve shall not be construed as preventing the occurrence of a Default or Event of Default. Nothing in this Article Twelve shall have any effect on the right of the Holders or the Trustee to enforce any Guarantee or to accelerate the maturity of the Securities.

SECTION 12.12.          Trust Moneys Not Subordinated.

                  Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article Eight by the Trustee for payment in respect of the Guarantees shall not be subordinated to the prior payment of any Guarantor Senior Indebtedness or subject to the restrictions set forth in this Article Twelve, and none of the Holders shall be obligated to pay over any such amount to such Guarantor, any holder of Guarantor Senior Indebtedness of such Guarantor, or any other creditor of such Guarantor.

SECTION 12.13.          Trustee Entitled To Rely.

                  Upon any payment or distribution pursuant to this Article Twelve, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 12.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Holders or (iii) upon the Representatives for the holders of Guarantor Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other Indebtedness of any Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article Twelve, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee shall have the right to seek a declaratory judgment as to any right of such Person to receive such payment. The provisions of Sections 8.01 and 8.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article Twelve.

SECTION 12.14.          Trustee To Effectuate Subordination.

                  Each Holder by accepting a Guarantee authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holder and the holders of Guarantor Senior Indebtedness as provided in this Article Twelve and appoints the Trustee as attorney-in-fact for any and all such purposes.

SECTION 12.15.          Trustee Not Fiduciary for Holders of Guarantor Senior
                        Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders or the Guarantor, or any other Person, money or assets to which any holders of Guarantor Senior Indebtedness shall be entitled by virtue of this Article Twelve or otherwise.

SECTION 12.16. Reliance by Holders of Guarantor Senior Indebtedness on Subordination Provisions.

                  Each Holder by accepting a Guarantee acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Guarantor Senior Indebtedness, whether such Guarantor Senior Indebtedness was created or acquired before or after the issuance of the Guarantee, to acquire and continue to hold, or to continue to hold, such Guarantor Senior Indebtedness and such holder of Guarantor Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Guarantor Senior Indebtedness.

                                ARTICLE THIRTEEN

                                  MISCELLANEOUS

SECTION 13.01.          Trust Indenture Act Controls.

                  This Indenture is subject to the provisions of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

                  The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

SECTION 13.02.          Notices.

                  Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile and confirmed by overnight courier, or mailed by first-class mail addressed as follows:

                  if to the Company:

                  LIN Television Corporation
                  Four Richmond Square, Suite 230E
                  Providence, Rhode Island 02906
                  Attention: Deborah Jacobson

                  Facsimile: (401) 457-9403
                  Telephone: (401) 273-8779

                  Copy to:

                  Hicks, Muse, Tate & Furst Incorporated
                  200 Crescent Court, Suite 1600
                  Dallas, Texas  75201
                  Attention: Peter Brodsky

                  Facsimile: (214) 740-7363
                  Telephone: (214) 720-7888

                  if to the Trustee:

                  The Bank of New York
                  101 Barclay Street
                  New York, New York  10286
                  Attention: Corporate Trust Department

                  Facsimile: (212) 815-7760
                  Telephone: (212) 815-5733

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed, first-class, postage prepaid, to a Holder including any notice delivered in connection with TIA
Section 310(b), TIA Section 313(c), TIA Section 314(a) and TIA Section 315(b), shall be mailed to him at his address as set forth on the Security register and shall be sufficiently given to him if so mailed within the time prescribed. To the extent required by the TIA, any notice or communication shall also be mailed to any Person described in TIA Section 313(c).

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

SECTION 13.03.          Communications by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

SECTION 13.04.          Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                  (1) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

SECTION 13.05.          Statements Required in Certificate.

                  Each certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the person making such certificate has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

SECTION 13.06.          Rules by Trustee, Paying Agent, Registrar.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Paying Agent or Registrar may make reasonable rules for its functions.

SECTION 13.07.          Governing Law.

                  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS INDENTURE, THE SECURITIES AND THE GUARANTEES WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

SECTION 13.08.          No Recourse Against Others.

                  No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities or the Guarantees, as the case may be, or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security and the Guarantees waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities and the Guarantees.

SECTION 13.09.          Successors.

                  All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of each Guarantor in this Indenture shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

SECTION 13.10.          Counterpart Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 13.11.          Severability.

                  In case any provision in this Indenture, in the Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

SECTION 13.12.          No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.13.          Legal Holidays.

                  If a payment date is not a Business Day at a place of payment, payment may be made at that place on the next succeeding Business Day.

                  [Remainder of page intentionally left blank]

                                   SIGNATURES

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                 LIN TELEVISION CORPORATION

                                 By: /s/ Denise M. Parent
                                     -------------------------------------------
                                     Name:  Denise M. Parent
                                     Title: Vice President, Deputy General
                                            Counsel

                                 LIN TV CORP., as Guarantor

                                 By: /s/ Denise M. Parent
                                     -------------------------------------------
                                     Name:  Denise M. Parent
                                     Title: Vice President, Deputy General
                                            Counsel

                                 AIRWAVES, INC.
                                 KXAN, INC.
                                 KXTX HOLDINGS, INC.
                                 LINBENCO, INC.
                                 LIN SPORTS, INC.
                                 LIN TELEVISION OF SAN JUAN, INC.
                                 LIN TELEVISION OF TEXAS, INC.
                                 PRIMELAND TELEVISION, INC.
                                 NORTH TEXAS BROADCASTING
                                    CORPORATION
                                 WNJX-TV, INC.
                                 WOOD TELEVISION, INC.
                                 WTNH BROADCASTING, INC.
                                 TVL BROADCASTING OF ABILENE, INC.
                                 TVL BROADCASTING, INC.
                                 WEYI TELEVISION, INC.
                                   as Guarantors

                                 By: /s/ Denise M. Parent
                                     -------------------------------------------
                                     Name:  Denise M. Parent
                                     Title: Vice President, Deputy General
                                            Counsel

                                 TELEVICENTRO OF PUERTO RICO,
                                   LLC, as a Guarantor

                                 By: LIN Television of San Juan, Inc.,
                                     its Managing Member

                                 By: /s/ Denise M. Parent
                                     -------------------------------------------
                                     Name:  Denise M. Parent
                                     Title: Vice President, Deputy General
                                            Counsel

                                 INDIANA BROADCASTING, LLC
                                 LIN AIRTIME, LLC
                                 PROVIDENCE BROADCASTING, LLC
                                 WAVY BROADCASTING, LLC
                                 WOOD LICENSE CO., LLC
                                 WIVB BROADCASTING, LLC
                                 WWLP BROADCASTING, LLC
                                   as Guarantors

                                 By: LIN Television Corporation,
                                     its Managing Member

                                 By: /s/ Denise M. Parent
                                     ------------------------------------------
                                     Name:  Denise M. Parent
                                     Title: Vice President, Deputy General
                                            Counsel

                                 LIN TELEVISION OF TEXAS, L.P.
                                     as Guarantor

                                 By: LIN Television of Texas, Inc.,
                                     its General Partner

                                 By: /s/ Denise M. Parent
                                     -----------------------------------------
                                     Name:  Denise M. Parent
                                     Title: Vice President, Deputy General
                                            Counsel

                                 ABILENE BROADCASTING, LLC
                                 TVL BROADCASTING OF RHODE
                                   ISLAND, LLC
                                 WDTN BROADCASTING, LLC
                                 WEYI BROADCASTING, LLC
                                 WUPW BROADCASTING, LLC
                                   as Guarantors

                                 By: TVL Broadcasting, Inc.,
                                     its Managing Member

                                 By: /s/ Denise M. Parent
                                     ------------------------------------------
                                     Name:  Denise M. Parent
                                     Title: Vice President, Deputy General
                                            Counsel

                                 THE BANK OF NEW YORK,
                                   as Trustee

                                 By: /s/ Margaret Ciesmelewski
                                     -------------------------------------------
                                     Name:  Margaret Ciesmelewski
                                     Title: Vice President

                                                                       EXHIBIT A

                           [FORM OF SERIES A SECURITY]

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                  THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND, IN THE CASE OF THE FOREGOING CLAUSE (D), A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE ISSUERS AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                           LIN TELEVISION CORPORATION

                    6 1/2% Senior Subordinated Note due 2013

                                                                  CUSIP No.:[  ]

No. [    ]                                                               $[    ]

                  LIN TELEVISION CORPORATION, a Delaware corporation (the "Company," which term includes any successor corporation), for value received,
promises to pay to [      ] or registered assigns the principal sum of [       ]
Dollars, on May 15, 2013.

                  Interest Payment Dates: May 15 and November 15, commencing on
[        ],

                  Interest Record Dates:  May 1 and November 1.

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                       LIN TELEVISION CORPORATION

                                       By: _____________________________________
                                           Name:
                                           Title:

Dated:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the 6 1/2% Senior Subordinated Notes due 2013 described in the within-mentioned Indenture.

Dated:

                                       THE BANK OF NEW YORK, as Trustee

                                       By: _____________________________________
                                           Authorized Signatory

                              (REVERSE OF SECURITY)

                           LIN TELEVISION CORPORATION

                    6 1/2% Senior Subordinated Note due 2013

1.       Interest.

                  LIN TELEVISION CORPORATION promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which
interest has been paid or, if no interest has been paid, from [        ]. The
Company will pay interest semi-annually in arrears on each Interest Payment
Date, commencing on [        ]. Interest will be computed on the basis of a
360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by the Securities.

2.       Method of Payment.

                  The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.       Paying Agent and Registrar.

                  Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company may, subject to certain exceptions, act as Registrar.

4.       Indenture.

                  The Company issued the Securities under an Indenture, dated as of May 12, 2003 (the "Indenture"), by and among the Company, the Guarantors named therein and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Company designated as its 6 1/2% Senior Subordinated Notes due 2013, Series A (the "Initial Securities"), which may be issued under the Indenture. Subject to compliance with Section 4.04 of the Indenture, the Company shall be entitled to issue Additional Securities pursuant to Section 2.17 of the Indenture. The Securities include the Initial Securities, the Private Exchange Securities (as defined in the

Indenture) and the Unrestricted Securities (as defined in the Indenture). All Securities issued under the Indenture are treated as a single class of securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company. The Securities are subordinated in right of payment to all existing and future Senior Indebtedness of the Company to the extent and in the manner provided in the Indenture. Each Holder of a Security, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose.

5.       Optional Redemption.

                  (a) The Securities will be redeemable at the option of the Company, in whole or in part, at any time on or after May 15, 2008, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) if redeemed during the 12-month period commencing on May 15 of the years indicated below:

Year                                                  Percentage
----                                                  ----------
2008                                                   103.250%
2009                                                   102.167%
2010                                                   101.083%
2011 and thereafter                                    100.000%

                  (b) Prior to May 15, 2008, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Securities at a redemption price equal to 106.500% of the principal amount thereof plus accrued and unpaid interest to the redemption date; provided, however, that after any such redemption, at least 65% of the aggregate principal amount of the Securities originally issued would remain outstanding immediately after giving effect to such redemption. Any such redemption will be required to occur on or prior to the date that is one year after the receipt by the Company of the proceeds of an Equity Offering. The Company shall effect such redemption on a pro rata basis.

                  (c) Prior to May 15, 2008, upon the occurrence of a Change of Control, the Company will have the option to redeem the Securities in whole but not in part (a "Change of Control Redemption") at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, plus the Applicable Premium. In order to effect a Change of Control Redemption, the Company must send a notice to each Holder, which notice shall govern the terms of the Change of Control Redemption. Such notice must comply with the provisions of Section 3.03 of the Indenture; provided, however, that such notice must be mailed to Holders within 30 days following the date the Change of Control occurred (the "Change of Control Redemption Date") and state that the Company is effecting a Change of Control Redemption in lieu of a Change of Control Offer.

                  "Applicable Premium" means, with respect to a Security at any Change of Control Redemption Date, the greater of (i) 1.0% of the principal amount of such Security and (ii) the excess of (A) the present value at such time of (1) the redemption price of such Security at May 15, 2008 (such redemption price being described in paragraph (a) above) plus (2) all semi-annual payments of interest through May 15, 2008 computed using a discount rate equal to the Treasury Rate plus 75 basis points over (B) the principal amount of such Security.

                  "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury Securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two business days prior to the Change of Control Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Change of Control Redemption Date to May 15, 2008; provided, however, that if the period from the Change of Control Redemption Date to May 15, 2008 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury Securities for which such yields are given except that if the period from the Change of Control Redemption Date to May 15, 2008 is less than one year, the weekly average yield on actually traded United States Treasury Securities adjusted to a constant maturity of one year shall be used.

6.       Notice of Redemption.

                  Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

7.       Change of Control Offer.

                  Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Company shall, within 30 days after the Change of Control Date, be required to offer to purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of such purchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date).

8.       Limitation on Disposition of Assets.

                  The Company is, subject to certain conditions and certain exceptions, obligated to offer to purchase the Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of such purchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Record Date) with the proceeds of certain asset dispositions.

9.       Denominations; Transfer; Exchange.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

10.      Persons Deemed Owners.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

11.      Unclaimed Funds.

                  If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at their written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

12.      Legal Defeasance and Covenant Defeasance.

                  The Company and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantees, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantees, in each case upon satisfaction of certain conditions specified in the Indenture.

13.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture and the Securities (including the Guarantees) may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder.

14.      Restrictive Covenants.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to sell assets, to permit restrictions on dividends and other payments by Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets and to engage in transactions with affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must report annually to the Trustee on compliance with such limitations.

15.      Defaults and Remedies.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

16.      Trustee Dealings with Company and Guarantors.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors, their respective Subsidiaries or their respective Affiliates as if it were not the Trustee.

17.      No Recourse Against Others.

                  No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities or the Guarantees, as the case may be, or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities and the Guarantees.

18.      Authentication.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

19.      Abbreviations and Defined Terms.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

20.      CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

21.      Registration Rights.

                  Pursuant to the Registration Rights Agreement, the Company and the Guarantors will be obligated to consummate an exchange offer pursuant to which the Holder of this Security shall have the right to exchange this Security for a 6 1/2% Senior Subordinated Note due 2013 of the Company which has been registered under the Securities Act, in like principal amount and having terms identical in all material respects to the Initial Securities. The Holders shall be entitled to receive certain liquidated damages payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

22.      Governing Law.

                  The laws of the State of New York shall govern the Indenture, this Security and any Guarantee hereof without regard to principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

                               [FORM OF GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

                  Each undersigned Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty by such Guarantor being referred to herein as the "Guarantee"), jointly and severally, the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

                  The obligations of each undersigned Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in, and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture) of such Guarantor to the extent and in the manner provided in, Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of such Guarantee therein made.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                                      LIN TV CORP., as Guarantor

                                      By: ______________________________________
                                          Name:
                                          Title:

                                     AIRWAVES, INC.
                                     KXAN, INC.
                                     KXTX HOLDINGS, INC.
                                     LINBENCO, INC.
                                     LIN SPORTS, INC.
                                     LIN TELEVISION OF SAN JUAN, INC.
                                     LIN TELEVISION OF TEXAS, INC.
                                     PRIMELAND TELEVISION, INC.
                                     NORTH TEXAS BROADCASTING
                                        CORPORATION
                                     WNJX-TV, INC.
                                     WOOD TELEVISION, INC.
                                     WTNH BROADCASTING, INC.
                                     TVL BROADCASTING OF ABILENE, INC.
                                     TVL BROADCASTING, INC.
                                     WEYI TELEVISION, INC.
                                       as Guarantors

                                     By: _______________________________________
                                         Name:
                                         Title:

                                     TELEVICENTRO OF PUERTO RICO,
                                         LLC, as a Guarantor

                                     By: LIN Television of San Juan, Inc.,
                                            its Managing Member

                                     By: _______________________________________
                                         Name:
                                         Title:

                                     INDIANA BROADCASTING, LLC
                                     LIN AIRTIME, LLC
                                     PROVIDENCE BROADCASTING, LLC
                                     WAVY BROADCASTING, LLC
                                     WOOD LICENSE CO., LLC
                                     WIVB BROADCASTING, LLC
                                     WWLP BROADCASTING, LLC
                                         as Guarantors

                                     By: LIN Television Corporation,
                                         its Managing Member

                                     By: _______________________________________
                                         Name:
                                         Title:

                                     LIN TELEVISION OF TEXAS, L.P.
                                            as Guarantor

                                     By: LIN Television of Texas, Inc.,
                                         its General Partner

                                     By: _______________________________________
                                         Name:
                                         Title:

                                     ABILENE BROADCASTING, LLC
                                     TVL BROADCASTING OF RHODE
                                         ISLAND, LLC
                                     WDTN BROADCASTING, LLC
                                     WEYI BROADCASTING, LLC
                                     WUPW BROADCASTING, LLC
                                       as Guarantors

                                     By: TVL Broadcasting, Inc.,
                                         its Managing Member

                                     By: _______________________________________
                                         Name:
                                         Title:

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to

_______________________________________________________________________________

_______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

_______________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________          Signed: ______________________________
                                           (Signed exactly as name appears
                                           on the other side of this Security)

Signature Guarantee: ___________________________________________________________
                     Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.08 or Section 4.15 of the Indenture, check the appropriate box:

         Section 4.08 [      ]                 Section 4.15 [      ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.08 or Section 4.15 of the Indenture, state the amount: $_____________

Dated:___________________     Your Signature:______________________________
                                             (Signed exactly as name appears
                                             on the other side of this Security)

Signature Guarantee:____________________________________________________________
                    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                                                                       EXHIBIT B

                           [FORM OF SERIES B SECURITY]

                           LIN TELEVISION CORPORATION

               6 1/2% Senior Subordinated Note due 2013, Series B

                                                                CUSIP No.:[   ]

No. [         ]                                                        $[     ]

                  LIN TELEVISION CORPORATION, a Delaware corporation (the "Company," which term includes any successor corporation), for value received,
promises to pay to [           ] or registered assigns the principal sum of
[            ] Dollars, on May 15, 2013.

                  Interest Payment Dates:  May 15 and November 15, commencing on
[           ].

                  Interest Record Dates:  May 1 and November 1.

                  Reference is made to the further provisions of this Security contained herein, which will for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers.

                                      LIN TELEVISION CORPORATION

                                      By: _____________________________________
                                          Name:
                                          Title:

Dated:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                  This is one of the 6 1/2% Senior Subordinated Notes due 2013, Series B, described in the within-mentioned Indenture.

Dated:

                                      THE BANK OF NEW YORK, as Trustee

                                      By: ______________________________________
                                          Authorized Signatory

                              (REVERSE OF SECURITY)

                           LIN TELEVISION CORPORATION

               6 1/2% Senior Subordinated Note due 2013, Series B

1.       Interest.

                  LIN TELEVISION CORPORATION promises to pay interest on the principal amount of this Security at the rate per annum shown above. Cash interest on the Securities will accrue from the most recent date to which
interest has been paid or, if no interest has been paid, from [     ]. The
Company will pay interest semi-annually in arrears on each Interest Payment
Date, commencing on [     ]. Interest will be computed on the basis of a
360-day year of twelve 30-day months.

                  The Company shall pay interest on overdue principal from time to time on demand and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful from time to time on demand, in each case at the rate borne by the Securities.

2.       Method of Payment.

                  The Company shall pay interest on the Securities (except defaulted interest) to the persons who are the registered Holders at the close of business on the Interest Record Date immediately preceding the Interest Payment Date even if the Securities are canceled on registration of transfer or registration of exchange after such Interest Record Date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts ("U.S. Legal Tender"). However, the Company may pay principal and interest by wire transfer of Federal funds (provided that the Paying Agent shall have received wire instructions on or prior to the relevant Interest Record Date), or interest by check payable in such U.S. Legal Tender. The Company may deliver any such interest payment to the Paying Agent or to a Holder at the Holder's registered address.

3.       Paying Agent and Registrar.

                  Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company may, subject to certain exceptions, act as Registrar.

4.       Indenture.

                  The Company issued the Securities under an Indenture, dated as of May 12, 2003 (the "Indenture"), by and among the Company, the Guarantors named therein and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. This Security is one of a duly authorized issue of Securities of the Company designated as its 6 1/2% Senior Subordinated Notes due 2013, Series B, which may be issued under the Indenture. Subject to compliance with Section 4.04 of the Indenture, the Company shall be entitled to issue Additional Securities pursuant to Section 2.17 of the Indenture. The Securities include the Initial Securities (as defined in the Indenture), the Private Exchange Securities (as defined in the Indenture) and the Unrestricted Securities (as defined in the Indenture). All Securities issued under the Indenture are treated as a single class of securities under the Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Indenture (except as otherwise indicated in the Indenture) until such time as the Indenture is qualified under the TIA, and thereafter as in effect on the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Securities are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of them. The Securities are general unsecured obligations of the Company. The Securities are subordinated in right of payment to all existing and future Senior Indebtedness of the Company to the extent and in the manner provided in the Indenture. Each Holder, by accepting a Security, agrees to such subordination, authorizes the Trustee to give effect to such subordination and appoints the Trustee as attorney-in-fact for such purpose.

5.       Optional Redemption.

                  (a) The Securities will be redeemable at the option of the Company, in whole or in part, at any time on or after May 15, 2008, at the redemption prices (expressed as a percentage of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) if redeemed during the 12-month period commencing on May 15 of the years indicated below:

Year                                                  Percentage
----                                                  ----------
2008                                                   103.250%
2009                                                   102.167%
20010                                                  101.083%
2011 and thereafter                                    100.000%

                  (b) Prior to May 15, 2006, the Company may, at its option, use the net cash proceeds of one or more Equity Offerings to redeem up to 35% of the principal amount of the Securities at a redemption price equal to 106.50% of the principal amount thereof plus accrued and unpaid interest to the redemption date; provided, however, that after any such redemption, at least 65% of the aggregate principal amount of the Securities originally issued would remain outstanding immediately after giving effect to such redemption. Any such redemption will be required to occur on or prior to the date that is one year after the receipt by the Company of the proceeds of an Equity Offering. The Company shall effect such redemption on a pro rata basis.

                  (c) Prior to May 15, 2008, upon the occurrence of a Change of Control, the Company will have the option to redeem the Securities in whole but not in part (a "Change of Control Redemption") at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, plus the Applicable Premium. In order to effect a Change of Control Redemption, the Company must send a notice to each Holder, which notice shall govern the terms of the Change of Control Redemption. Such notice must comply with the provisions of Section 3.03 of the Indenture; provided, however, that such notice must be mailed to Holders within 30 days following the date the Change of Control occurred (the "Change of Control Redemption Date") and state that the Company is effecting a Change of Control Redemption in lieu of a Change of Control Offer.

                  "Applicable Premium" means, with respect to a Security at any Change of Control Redemption Date, the greater of (i) 1.0% of the principal amount of such Security and (ii) the excess of (A) the present value at such time of (1) the redemption price of such Security at May 15, 2008 (such redemption price being described in paragraph (a) above) plus (2) all semi-annual payments of interest through May 15, 2008 computed using a discount rate equal to the Treasury Rate plus 75 basis points over (B) the principal amount of such Security.

                  "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury Securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) that has become publicly available at least two business days prior to the Change of Control Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the Change of Control Redemption Date to May 15, 2008; provided, however, that if the period from the Change of Control Redemption Date to May 15, 2008 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury Securities for which such yields are given except that if the period from the Change of Control Redemption Date to May 15, 2008 is less than one year, the weekly average yield on actually traded United States Treasury Securities adjusted to a constant maturity of one year shall be used.

6.       Notice of Redemption.

                  Notice of redemption will be mailed by first-class mail at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at its registered address. The Trustee may select for redemption portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof.

                  If any Security is to be redeemed in part only, the notice of redemption that relates to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption so long as the Company has deposited with the Paying Agent for the Securities funds in satisfaction of the redemption price pursuant to the Indenture and the Paying Agent is not prohibited from paying such funds to the Holders pursuant to the terms of the Indenture.

7.       Change of Control Offer.

                  Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Date"), the Company shall, within 30 days after the Change of Control Date, offer to purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of such purchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment
Date).

8.       Limitation on Disposition of Assets.

                  The Company is, subject to certain conditions and certain exceptions, obligated to offer to purchase the Securities at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of such purchase (subject to the right of Holders of record on the relevant Interest Record Date to receive interest due on the relevant Interest Payment Date) with the proceeds of certain asset dispositions.

9.       Denominations; Transfer; Exchange.

                  The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder shall register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities or portions thereof selected for redemption, except the unredeemed portion of any security being redeemed in part.

10.      Persons Deemed Owners.

                  The registered Holder of a Security shall be treated as the owner of it for all purposes.

11.      Unclaimed Funds.

                  If funds for the payment of principal or interest remain unclaimed for two years, the Trustee and the Paying Agent will repay the funds to the Company at their written request. After that, all liability of the Trustee and such Paying Agent with respect to such funds shall cease.

12.      Legal Defeasance and Covenant Defeasance.

                  The Company and the Guarantors may be discharged from their obligations under the Indenture, the Securities and the Guarantees, except for certain provisions thereof, and may be discharged from obligations to comply with certain covenants contained in the Indenture, the Securities and the Guarantees, in each case upon satisfaction of certain conditions specified in the Indenture.

13.      Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture and the Securities (including the Guarantees) may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture, the Securities and the Guarantees to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Securities in addition to or in place of certificated Securities or comply with any requirements of the SEC in connection with the qualification of the Indenture under the TIA, or make any other change that does not materially adversely affect the rights of any Holder.

14.      Restrictive Covenants.

                  The Indenture contains certain covenants that, among other things, limit the ability of the Company and the Restricted Subsidiaries to make restricted payments, to incur indebtedness, to sell assets, to permit restrictions on dividends and other payments by Subsidiaries to the Company, to consolidate, merge or sell all or substantially all of its assets and to engage in transactions with affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must report annually to the Trustee on compliance with such limitations.

15.      Defaults and Remedies.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture, the Securities or the Guarantees except as provided in the Indenture. The Trustee is not obligated to enforce the Indenture, the Securities or the Guarantees unless it has received indemnity satisfactory to it. The Indenture permits, subject to certain limitations therein provided, Holders of a majority in aggregate principal amount of the Securities then outstanding to direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Securities notice of certain continuing Defaults or Events of Default if it determines that withholding notice is in their interest.

16.      Trustee Dealings with Company and Guarantors.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Guarantors, their respective Subsidiaries or their respective Affiliates as if it were not the Trustee.

17.      No Recourse Against Others.

                  No director, officer, employee, incorporator or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities or the Guarantees, as the case may be, or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities and the Guarantees.

18.      Authentication.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on this Security.

19.      Abbreviations and Defined Terms.

                  Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

20.      CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

21.      Governing Law.

                  The laws of the State of New York shall govern the Indenture, this Security and any Guarantee hereof without regard to principles of conflicts of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

                               [FORM OF GUARANTEE]

                          SENIOR SUBORDINATED GUARANTEE

                  Each undersigned Guarantor (as defined in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees on a senior subordinated basis (such guaranty by such Guarantor being referred to herein as the "Guarantee"), jointly and severally, the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Eleven of the Indenture.

                  The obligations of each undersigned Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in, and are expressly subordinated and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture) of such Guarantor to the extent and in the manner provided, in Article Eleven and Article Twelve of the Indenture, and reference is hereby made to such Indenture for the precise terms of such Guarantee therein made.

                  This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                  This Guarantee shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

                  This Guarantee is subject to release upon the terms set forth in the Indenture.

                                      LIN TV CORP., as Guarantor

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      AIRWAVES, INC.
                                      KXAN, INC.
                                      KXTX HOLDINGS, INC.
                                      LINBENCO, INC.
                                      LIN SPORTS, INC.
                                      LIN TELEVISION OF SAN JUAN, INC.
                                      LIN TELEVISION OF TEXAS, INC.
                                      PRIMELAND TELEVISION, INC.
                                      NORTH TEXAS BROADCASTING
                                         CORPORATION
                                      WNJX-TV, INC.
                                      WOOD TELEVISION, INC.
                                      WTNH BROADCASTING, INC.
                                      TVL BROADCASTING OF ABILENE, INC.
                                      TVL BROADCASTING, INC.
                                      WEYI TELEVISION, INC.
                                        as Guarantors

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      TELEVICENTRO OF PUERTO RICO,
                                          LLC, as a Guarantor

                                      By: LIN Television of San Juan, Inc.,
                                            its Managing Member

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      INDIANA BROADCASTING, LLC
                                      LIN AIRTIME, LLC
                                      PROVIDENCE BROADCASTING, LLC
                                      WAVY BROADCASTING, LLC
                                      WOOD LICENSE CO., LLC
                                      WIVB BROADCASTING, LLC
                                      WWLP BROADCASTING, LLC
                                         as Guarantors

                                      By: LIN Television Corporation,
                                          its Managing Member

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      LIN TELEVISION OF TEXAS, L.P.
                                             as Guarantor

                                      By: LIN Television of Texas, Inc.,
                                          its General Partner

                                      By: ______________________________________
                                          Name:
                                          Title:

                                      ABILENE BROADCASTING, LLC
                                      TVL BROADCASTING OF RHODE
                                       ISLAND, LLC
                                      WDTN BROADCASTING, LLC
                                      WEYI BROADCASTING, LLC
                                      WUPW BROADCASTING, LLC
                                        as Guarantors

                                      By: TVL Broadcasting, Inc.,
                                          its Managing Member

                                      By: ______________________________________
                                          Name:
                                          Title:

                                 ASSIGNMENT FORM

I or we assign and transfer this Security to

_______________________________________________________________________________

_______________________________________________________________________________
(Print or type name, address and zip code of assignee or transferee)

_______________________________________________________________________________
(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint_________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:___________________          Signed:______________________________________
                                          (Signed exactly as name appears
                                          on the other side of this Security)

Signature Guarantee:    ________________________________________________________
                        Participant in a recognized Signature Guarantee
                        Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.08 or Section 4.15 of the Indenture, check the appropriate box:

            Section 4.08 [ ]                 Section 4.15 [ ]

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.08 or Section 4.15 of the Indenture, state the amount: $_____________

Dated:___________________     Your Signature:___________________________________
                                             (Signed exactly as name appears
                                             on the other side of this Security)

Signature Guarantee:    ________________________________________________________
                        Participant in a recognized Signature Guarantee
                        Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

                                                                       EXHIBIT C

                      FORM OF LEGEND FOR GLOBAL SECURITIES

                  Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUERS OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.16 OF THE INDENTURE.

                                                                       EXHIBIT D

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                    OR REGISTRATION OF TRANSFER OF SECURITIES

         Re:      6 1/2% Senior Subordinated Notes due 2013
                  (the "Securities") of LIN Television Corporation

                  This Certificate relates to $_______ principal amount of Securities held in the form of* ___ a beneficial interest in a Global Security or* _______ Physical Securities by ______ (the "Transferor").

The Transferor:*

         [ ]      has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Security held by the Depositary a Physical Security or Physical Securities in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

         [ ]      has requested that the Registrar by written order exchange or register the transfer of a Physical Security or Physical Securities.

                  In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 2.16 of such Indenture, and that the transfer of the Securities does not require registration under the Securities Act of 1933, as amended (the "Act"), because*:

         [ ]      Such Security is being acquired for the Transferor's own
account, without transfer (in satisfaction of Section 2.16 of the Indenture).

         [ ]      Such Security is being transferred to a "qualified
institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

         [ ]      Such Security is being transferred to an institutional
"accredited investor" (within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act) which delivers a certificate to the Trustee in the form of Exhibit E to the Indenture.

         [ ]      Such Security is being transferred in reliance on Rule 144 under the Act.

         [ ]      Such Security is being transferred in reliance on and in
compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 under the Act to a person other than an institutional "accredited investor." [An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.]

                           ________________________________________________
                           [INSERT NAME OF TRANSFEROR]

                           By: _____________________________________________
                               [Authorized Signatory]

Date:    ______________________
         *Check applicable box.

                                                                       EXHIBIT E

                   Form of Transferee Letter of Representation

LIN TELEVISION CORPORATION
One Richmond Square, Suite 230E
Providence, Rhode Island 02906

Ladies and Gentlemen:

                  This certificate is delivered to request a transfer of $________ principal amount of the 6 1/2% Senior Subordinated Notes due 2013 (the "Notes") of LIN TELEVISION CORPORATION (the "Company"). Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

                  Name:____________________________________________________
                  Address:_________________________________________________
                  Taxpayer ID Number:______________________________________

                  The undersigned represents and warrants to you that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933 (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company,
(b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000, (e) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or
(f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clause
(d), (e) or (f) above to require the delivery of an opinion of counsel, certificates and/or other information satisfactory to the Company and the Trustee.

Dated:  ______________________            TRANSFEREE: __________________________

                                          By: __________________________________

                                                                       EXHIBIT F

                            Form of Certificate To Be
                             Delivered in Connection
                           with Regulation S Transfers

                                                           _______________,_____

The Bank of New York
114 West 47th Street
New York, New York  10036

Attention:  Corporate Trust Department

Re:      LIN TELEVISION CORPORATION (the "Company")
         6 1/2% Senior Subordinated Notes due 2013, Series A and
         6 1/2% Senior Subordinated Notes due 2013, Series B (collectively, the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $____________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                                  Very truly yours,

                                                  [Name of Transferor]

                                                  By:    _______________________
                                                         [Authorized Signatory]

                                       F-2